UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5850

OneAmerica Funds, Inc.
(Exact name of registrant as specified in charter)

1 American Square, Indianapolis, IN,			46282
(Address of principal executive offices)			(Zip code)

Jennifer D. Pressley 1 American Square, Indianapolis, IN, 46282
(Name and address of agent for service)

Registrant’s telephone number, including area code:		317-285-1877

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N- CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders.

December 31, 2013

OneAmerica® Funds, Inc.

Annual Report

Note: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust, or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses, and other pertinent information.

Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company® (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

OneAmerica® Funds, Inc.

Directors and Officers of OneAmerica Funds, Inc.

Joseph E. DeGroff, Chairman of the Board

Gilbert F. Viets, Director (1)

Stephen J. Helmich, Director (1)

Dr. James L. Isch, Director (1)

Elaine E. Bedel, Director

J. Scott Davison, President

Jennifer D. Pressley, Treasurer

Nicholas C. Slabaugh, Assistant Treasurer

Richard M. Ellery, Secretary and
Chief Compliance Officer

Stephen L. Due, Assistant Secretary

Susan E. Uhl, Anti-Money Laundering Officer

(1)  Audit Committee

A Message
From
The President
of OneAmerica Funds, Inc.

It is a pleasure to present you with the 2013 annual report for OneAmerica Funds, Inc. It includes holdings, financial statements, and performance and investment commentaries from our portfolio management team. I trust you will find this information valuable as you monitor your investments.

As we look back on 2013, we are reminded of the diverse and numerous headwinds that our nation faced, including dissention within Congress leading to tighter fiscal policy and a partial government shutdown, the possibility of tighter U.S. monetary policy and weak global economic growth. Despite these challenges, the U.S. equity market shrugged off these uncertainties posting its best calendar year return since the late 1990s. Conversely, the bond market did not fare as well as confidence in the strength of our economic recovery pushed interest rates higher during the year, causing downward pressure on bond prices.

An Overview of OneAmerica Funds, Inc. Performance

OneAmerica Funds, Inc. is comprised of five portfolios, each with a different directive:

• The Value Portfolio is an equity portfolio utilizing a multi-cap, value approach;

• The investment objectives of the Money Market Portfolio are to provide current income, preserve assets and maintain liquidity;

• The Investment Grade Bond Portfolio focuses primarily on intermediate investment grade bonds;

• The Asset Director Portfolio is a managed portfolio investing in stocks, bonds and cash based on our outlook for these various asset classes;

• And finally, the Socially Responsive Portfolio typically invests in financially strong companies that also adhere to specific moral beliefs.

Investment performance for each portfolio in OneAmerica Funds, Inc. has been listed below for the 2013 calendar year. I encourage your careful review of the portfolio managers' comments on the following pages as they will provide additional insight into the market environment and specific drivers of portfolio investment performance.

Portfolio	Class O	Advisor Class
Value Portfolio	32.3%	31.9%
Money Market Portfolio	0.0%	0.0%
Investment Grade Bond Portfolio	-2.2%	-2.5%
Asset Director Portfolio	18.3%	17.9%
Socially Responsive Portfolio	31.4%	31.1%

Performance numbers are net of investment advisory fees and other expenses paid by each portfolio, but do not reflect specified contract charges and mortality and expense risk charges.

Board Update

I am pleased to announce that Elaine Bedel has joined the board as a new director. She is the President and owner of Bedel Financial Consulting, Inc., a comprehensive fee-only wealth management firm. Her tenure in the industry, extensive investment experience, market insight and disciplined approach will provide tremendous value to the board.

In closing, during these uncertain times we remain steadfastly committed to our core belief in a disciplined, long-term investment approach – designed to support your financial future. As always, we appreciate your continued investment in OneAmerica Funds, Inc.

J. Scott Davison
President
OneAmerica Funds, Inc.

Indianapolis, Indiana
February 19, 2014

A Message
From
Kathryn Hudspeth,
Value Portfolio Manager

During 2013, U.S. equities soared into record territory despite unimpressive sales and earnings growth. Investors tended to focus more on the Federal Reserve's (the "Fed") easy-monetary policies and signs that the U.S. economy was gaining momentum rather than on deteriorating fundamentals. But the continuation of monetary stimulus became questionable during the second half of the year with Fed officials hinting on several occasions that they would consider tapering bond purchases by year-end 2013. Investors' response to these announcements was a bit bipolar. Some days investors applauded the announcements while on others they became a source of anxiety. But an evolution was clearly occurring as the year progressed. During December when the Fed finally announced they would begin a gradual reduction in the pace of asset purchases, equity investors resoundingly approved and once again pushed major U.S. equity indices to new highs.

Equity investors also cheered the improvement in U.S. economic growth as the year progressed. Consumer spending and the ongoing housing recovery have provided positive momentum to GDP. The concern of additional fiscal restraint declined as Congress passed a modest budget plan designed to avoid a government shutdown and relax spending limits during the next two years.

U.S. equities provided phenomenal returns during 2013 with the S&P 500 Index advancing 32.4 percent on a total return basis, handily outperforming non-U.S. equities in aggregate, fixed income investments and cash. During the first four months of the year, leadership was decidedly defensive with the higher yielding sectors (such as Utilities and Telecom) recording the best returns. Once the Fed began hinting at the possibility of tapering bond purchases, leadership changed. Telecom and Utilities underperformed dramatically, making them the worst performing sectors last year. In contrast, Industrials and Technology experienced a dramatic improvement in performance after the Fed's announcement. Consumer Discretionary and Health Care ended the year with the best overall sector performance.

During the year, we also saw a difference in returns based on equity style. Growth investing tended to outperform value during the year for large, mid and small capitalization indices.

The OneAmerica Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio also uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels. Because of this value focus, this portfolio is typically not structured to mimic the S&P 500 Index. Rather, it actively over and underweights specific sectors relative to this broad equity index.

During the fourth quarter, the Value Portfolio achieved attractive returns versus the Russell 3000 Value Index but slightly lagged the performance of the Russell 3000 Value and S&P 500 Index during the calendar year. Positive performance compared to the Russell 3000 Value during the quarter resulted from security selection within the Financial and Energy sectors, as well as being underweight Utilities and Telecom, the worst performing sectors during the year. Security selection within the Technology sector and holding cash for liquidity purposes during a year when the indices advanced by more than 30 percent represented major drags to relative performance.

The remarkable equity rally experienced last year makes projected returns during 2014 more challenging. We are in an era of low but rising interest rates, low inflation and improving economic growth. These factors have typically provided a positive environment for equities, but fundamentals appear a bit tired. Earnings growth is slowing, resulting in rising valuations. This suggests more modest returns should be expected from U.S. equities during 2014. However, the lack of attractive choices outside of equities could provide support as fixed income and cash investments deal with restrictive monetary policy.

OneAmerica Value Portfolio – Class O (unaudited)

Average Annual Total Returns for periods ended December 31, 2013

	Value – Class O	S&P 500
One Year	32.3%	32.4%
Five Years	16.7%	17.9%
Ten Years	7.3%	7.4%
Value of a hypothetical $10,000 investment made on 12/31/03	$20,299	$20,432

The charts above show the Value Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Value Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for periods ended December 31, 2013

	Value – Advisor Class	S&P 500
One Year	31.9%	32.4%
Five Years	16.4%	17.9%
Ten Years	7.0%	7.4%
Value of a hypothetical $10,000 investment made on 12/31/03	$19,696	$20,432

The charts above show the Value Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2013 (unaudited)

Industry	% of Total Net Assets
Oil & Gas	11.7%
Banks	11.5
Semiconductors	9.8
Miscellaneous Manufacturing	8.9
Pharmaceuticals	8.9
Healthcare Products	6.3
Exchange-Traded Funds	5.1
Apparel	4.7
Software	3.7
Transportation	2.8
Retail	2.4
Money Market Mutual Funds	2.4
Iron/Steel	2.3
Agriculture	2.2
Auto Parts and Equipment	2.0
Biotechnology	1.9
Diversified Financial Services	1.8
Aerospace & Defense	1.8
Telecommunications	1.5
Beverages	1.5
Food	1.4
Machinery-Diversified	1.2
Electronics	1.1
Electrical Utilities	0.7
Commercial Services	0.6
Computers & Peripherals	0.5
Metal Fabricate/Hardware	0.5
Toys/Games/Hobbies	0.4
Specialty Retail	0.2
Insurance	0.1
99.9
Other assets in excess of liabilities	0.1
Net Assets	100.0%

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2013 (unaudited)

Industry	% of Total Net Assets
U.S. Government and Agency Obligations	16.3%
Food, Beverages	15.6
Health Care	10.8
Diversified Financial Services	7.4
Oil & Gas	7.3
Money Market Mutual Funds	7.1
Electrical Utilities	6.0
Chemicals	3.8
Aerospace & Defense	3.7
Insurance	3.7
Banks	3.7
Media	3.7
Computers & Peripherals	3.7
Miscellaneous Manufacturing	3.7
Automotive	3.3
99.8
Other assets in excess of liabilities	0.2
Net Assets	100.0%

(This Page Intentionally Left Blank)

A Message
From
David Weisenburger,
Portfolio Manager of the
Investment Grade Bond Portfolio

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate securities, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings can range in maturity from overnight money market investments to bonds with maturities of thirty years or longer. The average duration of the portfolio can, and will be, shortened or extended to reflect our outlook on interest rates. The portfolio's mix of corporate bonds, U.S. Agencies and Treasuries, and mortgage-backed securities will continue to be altered based upon our view of the relative attractiveness of each asset class.

As of the end of 2013, the average security rating assigned by Moody's Investors Service within the Investment Grade Bond Portfolio was Aa2. Approximately 73.8 percent of the portfolio was invested in U.S. Treasuries, Agencies, and other high quality mortgage and asset-backed securities. The portfolio was also invested in investment grade corporate bonds (20.3 percent), high yield corporate bonds (4.9 percent), and other investment grade securities (1.0 percent). The portfolio has traditionally maintained an "overweight" position in fixed income securities exposed to credit risk relative to its benchmark; and this remained true throughout all of 2013.

During the majority of 2013, participants in the global capital markets remained focused on core economic strength and on the activities of central bankers worldwide. The Federal Reserve, the Bank of Japan ("BOJ"), the European Central bank, and others were "all in" to ensure very low interest rates and adequate liquidity in the system, and given the strong performance of "risk" assets, it was clear that these central bankers had done their job. With this, 2014 might be the first year in a period of transition to see how, or even if, economies can support themselves with less intervention. In December of 2013, Ben Bernanke and the Federal Reserve began the slow process of "tapering", or reducing their outright bond purchases. The pace of tapering was a modest $10 billion per month from $85 billion to $75 billion in asset purchases, and if economic strength persists, we can expect a continuation of this throughout 2014.

Interestingly, in the face of unprecedented central bank liquidity, the U.S. economy grew by just 2% on a year over year basis through the end of September 2013 and inflation remains at near historic lows. Intuitively, one would have expected the continuous asset purchases from the Federal Reserve and very low interest rates to result in a faster pace of economic growth, yet it remains elusive. In Europe, where liquidity is plentiful and short term rates are also near zero, economic growth has also been weak, inflation has been non-existent, and the European Central Bank has discussed a program of quantitative easing ("QE"). Similarly, in Japan, where the BOJ has also embarked upon an unprecedented program of QE, sustained growth rates above 2% have been elusive.

During 2013, we remained overweight corporate credit and other risk assets relative to our benchmark. Our overweight position in corporate bonds came from our holdings in high yield bonds – which added returns relative to the Barclays Aggregate Index. Risky assets performed very well during the year – again, and in very general terms, the riskier the asset, the better the performance. For calendar year 2013, the Investment Grade Bond Portfolio returned -2.2% (net of management fees) vs. the Barclays Aggregate Index which returned -2.0%.

Credit spreads in investment grade corporate bonds, high yield corporate bonds, and other credit sectors are at or near their historic tight levels. The Federal Reserve has been clear, and we expect short term rates to remain at near-record lows throughout all of 2014, but we expect tapering to continue throughout 2014 if economic growth persists. Strategically, making an interest rate bet in an environment of manipulated front-end yields is a risky proposition – and thus we will begin the year with a duration-neutral portfolio.

OneAmerica Investment Grade Bond Portfolio – Class O (unaudited)

Average Annual Total Returns for periods ended December 31, 2013

	Investment Grade Bond – Class O	Barclays Capital U.S. Aggregate
One Year	-2.2%	-2.0%
Five Years	6.3%	4.4%
Ten Years	4.7%	4.6%
Value of a hypothetical $10,000 investment made on 12/31/03	$15,767	$15,595

The charts above show the Investment Grade Bond Portfolio – Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Investment Grade Bond Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Investment Grade Bond Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for periods ended December 31, 2013

	Investment Grade Bond – Advisor Class	Barclays Capital U.S. Aggregate
One Year	-2.5%	-2.0%
Five Years	6.0%	4.4%
Ten Years	4.4%	4.6%
Value of a hypothetical $10,000 investment made on 12/31/03	$15,305	$15,595

The charts above show the Investment Grade Bond Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Investment Grade Bond Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2013 (unaudited)

Industry	% of Total Net Assets
U.S. Government and Agency Obligations	40.5%
Mortgage-Backed and Asset-Backed Securities	33.0
Banks	5.0
Electric	4.0
Oil & Gas	2.5
Insurance	1.7
Telecommunications	1.5
Diversified Financial Services	1.5
Pharmaceuticals	1.2
Environmental Control	1.0
Money Market Mutual Funds	1.0
Beverages	0.9
Iron/Steel	0.9
Retail	0.9
Trucking & Leasing	0.9
Media	0.8
Pipelines	0.7
Commercial Services	0.6
Food	0.4
Aerospace & Defense	0.4
99.4
Other assets in excess of liabilities	0.6
Net Assets	100.0%

A Message
From
Kathryn Hudspeth and David Weisenburger,
Asset Director Portfolio Managers

As we close the books on 2013, it is helpful to review the events that occurred and how they impacted the investment markets. We experienced a year full of Congressional acrimony which culminated in a 16-day partial shutdown of our federal government. In December, however, Congress finally stepped away from the confrontational politics, which have become so commonplace, long enough to approve a small-scale budget deal without any last minute theatrics. The bill effectively substitutes future deficit reduction for current increases in spending by relaxing the sequester caps for two years.

Activity by the Federal Reserve also created quite a bit of consternation during the year. In May they announced the possibility of reducing asset purchases as early as year-end 2013. The news was not well-received by investment markets that have become extremely dependent on monetary stimulus. In response, domestic equity markets sold off while fixed income yields moved materially higher. Investors spent the rest of the year deciphering comments from the Fed to obtain additional clarification of exactly when the policy change could occur. Fortunately, by the end of the year, investors grew more comfortable with the Fed direction. The only concern was how quickly and to what degree the changes would be implemented.

It is also worth noting that the most recent U.S. recession ended in 2009, but we are still struggling with below-average growth rates during this recovery. The weakness can be attributed to several factors, including restrictive fiscal policy and weak consumer confidence.

Investment returns during 2013 can be described as "A Tale of Two Cities". Equity indices reported impressive returns with the S&P 500 advancing 32.4 percent on a total return basis, fueled by stimulative global monetary policy and low interest rates. But the fixed income market experienced a more difficult environment. Implications of recent improvement in U.S. economic activity and a less stimulative central bank policy pushed 10-year Treasury bond yields above 3 percent for the first time since 2011. The yield has now more than doubled since sinking to a record low in July 2012. As a result, the Barclays Aggregate Index reported a 2.0 percent loss during calendar 2013, with longer maturity bonds typically experiencing more dramatic declines.

As of December 2013, the asset allocation for the Asset Director Portfolio was 62 percent equities, 36 percent bonds and 2 percent cash. During the fourth quarter, the Portfolio achieved attractive returns compared to its hybrid benchmark and has also outperformed for the five- and ten-year time periods ending December 2013. During the year, we maintained a slight overweight position to equities due to a more favorable outlook for equity returns compared to fixed income investments. We reduced the portfolio's equity exposure to Consumer Discretionary and Health Care names in response to strong annual returns. We also took advantage of attractive valuations in the Technology sector by increasing our overall equity weighting.

On the fixed income side, we were duration neutral compared to the Barclays U.S. Aggregate Bond Index. Due to historically tight credit spreads, we reduced some exposure to high yield names that had performed well. The proceeds were invested in investment grade bonds with attractive yields and fundamentals.

Risks could rise in 2014 as we face the most restrictive combination of monetary and fiscal policy since before the financial crisis. This, coupled with potentially stronger economic growth, will cause continued upward pressure on bond yields, limiting the upside in fixed income returns. Absolute returns from the equity market are expected to be lower than last year as earnings growth slows and equity valuations increase. Therefore, the expectation should be an environment of positive, albeit modest, returns.

OneAmerica Asset Director Portfolio – Class O (unaudited)

Average Annual Total Returns for periods ended December 31, 2013

	Asset Director – Class O	S&P 500	Barclays Capital U.S. Aggregate
One Year	18.3%	32.4%	-2.0%
Five Years	13.2%	17.9%	4.4%
Ten Years	6.8%	7.4%	4.6%
Value of a hypothetical $10,000 investment made on 12/31/03	$19,316	$20,432	$15,595

The charts above show the Asset Director Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Asset Director Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for periods ended December 31, 2013

	Asset Director – Advisor	S&P 500	Barclays Capital U.S. Aggregate
One Year	17.9%	32.4%	-2.0%
Five Years	12.8%	17.9%	4.4%
Ten Years	6.5%	7.4%	4.6%
Value of a hypothetical $10,000 investment made on 12/31/03	$18,752	$20,432	$15,595

The charts above show the Asset Director Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2013 (unaudited)

Industry	% of Total Net Assets
U.S. Government and Agency Obligations	17.0%
Mortgage-Backed and Asset-Backed Securities	10.3
Banks	9.0
Oil & Gas	7.8
Semiconductors	5.9
Pharmaceuticals	5.7
Miscellaneous Manufacturing	5.4
Exchange Traded Funds	4.5
Healthcare Products	3.9
Apparel	2.9
Software	2.2
Money Market Mutual Funds	2.0
Mutual Funds	1.8
Iron/Steel	1.7
Transportation	1.7
Beverages	1.5
Telecommunications	1.4
Retail	1.4
Electric	1.4
Agriculture	1.3
Auto Parts and Equipment	1.2
Aerospace & Defense	1.2
Diversified Financial Services	1.1
Biotechnology	1.1
Food	1.1
Electronics	0.7
Insurance	0.7
Machinery-Diversified	0.7
Commercial Services	0.6
Environmental Control	0.4
Trucking & Leasing	0.3
Metal Fabricate/Hardware	0.3
Toys/Games/Hobbies	0.3
Chemicals	0.3
Computers & Peripherals	0.3
Media	0.3
Pipelines	0.2
Specialty Retail	0.1
99.7
Other assets in excess of liabilities	0.3
Net Assets	100.0%

A Message
From
Erik Leighton,
Portfolio Manager of the Socially Responsive Portfolio

Not many market strategists predicted the stock market strength shown in 2013. The S&P 500 increased over 32 percent for the year, which is the fifth positive year in a row. Also, 2013 will register as the best U.S. equity return since 1997. Other asset classes did not fare as well. For instance, the Barclays Capital U.S. Aggregate Index produced a negative return for only the third time in the last 34 years. Global equity markets had positive results, just not to the extent of the S&P 500. Emerging market equity results were a clear laggard for 2013 as the MSCI Emerging Market Index was only up over 3 percent in local currency.

U.S. economic activity continued its incremental improvement in 2013. Jobless claims continued a slow improvement throughout the year and the unemployment rate entered 2014 at 6.7 percent, compared to 7.9 percent at year-end 2012. One area of concern is the labor force participation rate continues to decline, currently at 62.8 percent. This implies that more unemployed workers struggled to find jobs and therefore stopped searching.

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The portfolio focuses on securities which are sensitive to socially responsible principles. In particular, the portfolio will typically avoid investments in the following types of companies:

• Companies that are engaged in the manufacture of tobacco;

• Companies that derive a significant portion of their revenues from the manufacture of alcohol;

• Companies that are involved in gambling as a primary line of business;

• Companies whose activities include direct participation in abortion; and

• Companies that derive a significant portion of their revenues from activities that promote pornography.

In 2013, the portfolio slightly underperformed the S&P 500. The largest impact on the portfolio was its cash position, as the index holds no cash. In a year of very strong equity returns, cash will be a drag on performance. Also impacting performance negatively was Healthcare and Industrial security selection. With the social criteria, the Healthcare sector has limited options available to the portfolio. On the positive side, security selection was positive in all the other sectors in which the portfolio had representation.

In the fourth quarter of 2013, the portfolio outperformed the S&P 500 mainly due to Consumer Discretionary, Energy and Financial security selection. Also, the portfolio was aided by an underweight position to the defensive Telecommunication and Utility sectors, which were underperformers.

Looking forward, market optimism seems to be gaining more traction than the actual economic activity at this point, although the Federal Reserve showed support for recent economic results with the reduction in bond purchases (taper). With this change, the Fed slightly diminished the pressure on the stimulus accelerator presenting another variable that is yet to fully play out. The equity volatility index ("VIX") is almost back to lows not seen since 2007. It seems reasonable that equity market volatility will increase in 2014, but even with the increase could still secure a positive return for the equity markets, albeit at a likely lower return than the last two years.

OneAmerica Socially Responsive Portfolio – Class O (unaudited)

Average Annual Total Returns for the period ended December 31, 2013

	Socially Responsive – Class O	S&P 500
One Year	31.4%	32.4%
Five Years	15.4%	17.9%
Ten Years	N/A	N/A
Since Inception (3/31/06)	4.2%	7.0%
Value of a hypothetical $10,000 investment made on 3/31/06	$13,750	$16,854

The charts above show the Socially Responsive Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Socially Responsive Portfolio – Advisor Class (unaudited)

Average Annual Total Returns for the period ended December 31, 2013

	Socially Responsive – Advisor Class	S&P 500
One Year	31.1%	32.4%
Five Years	15.1%	17.9%
Ten Years	N/A	N/A
Since Inception (3/31/06)	3.9%	7.0%
Value of a hypothetical $10,000 investment made on 3/31/06	$13,437	$16,854

The charts above show the Socially Responsive Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2013 (unaudited)

Industry	% of Total Net Assets
Banks	11.7%
Oil & Gas	11.6
Semiconductors	10.5
Miscellaneous Manufacturing	8.3
Healthcare Products	7.3
Apparel	4.9
Software	4.7
Money Market Mutual Funds	4.1
Retail	3.7
Aerospace & Defense	3.3
Food	3.3
Transportation	3.2
Pharmaceuticals	2.9
Agriculture	2.5
Telecommunications	2.5
Electronics	2.2
Beverages	2.1
Iron/Steel	2.0
Diversified Financial Services	1.8
Biotechnology	1.7
Machinery-Diversified	1.2
Commercial Services	1.0
Computers & Peripherals	0.8
Toys/Games/Hobbies	0.8
Metal Fabricate/Hardware	0.6
Insurance	0.4
Chemicals	0.3
99.4
Other assets in excess of liabilities	0.6
Net Assets	100.0%

Fees and Expenses (unaudited)

As an indirect shareholder of the OneAmerica Funds, Inc. (the "Fund"), you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads) nor do they have any variable contract costs. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period[1]
Value – Class O
Actual	$1,000.00	$1,155.76	0.58%	$3.16
Hypothetical (5% return before expenses)	1,000.00	1,022.27	0.58	2.97
Value – Advisor Class
Actual	1,000.00	1,153.95	0.88	4.79
Hypothetical (5% return before expenses)	1,000.00	1,020.76	0.88	4.49
Money Market – Class O
Actual	1,000.00	1,000.00	0.07	0.33
Hypothetical (5% return before expenses)	1,000.00	1,024.87	0.07	0.34
Money Market – Advisor Class
Actual	1,000.00	1,000.00	0.07	0.33
Hypothetical (5% return before expenses)	1,000.00	1,024.87	0.07	0.34
Investment Grade Bond – Class O
Actual	1,000.00	1,002.89	0.64	3.25
Hypothetical (5% return before expenses)	1,000.00	1,021.96	0.64	3.28
Investment Grade Bond – Advisor Class
Actual	1,000.00	1,001.29	0.94	4.77
Hypothetical (5% return before expenses)	1,000.00	1,020.44	0.94	4.81
Asset Director – Class O
Actual	1,000.00	1,097.68	0.59	3.10
Hypothetical (5% return before expenses)	1,000.00	1,022.25	0.59	2.99
Asset Director – Advisor Class
Actual	1,000.00	1,096.06	0.89	4.68
Hypothetical (5% return before expenses)	1,000.00	1,020.74	0.89	4.51
Socially Responsive – Class O
Actual	1,000.00	1,161.23	1.20	6.52
Hypothetical (5% return before expenses)	1,000.00	1,019.17	1.20	6.09
Socially Responsive – Advisor Class
Actual	1,000.00	1,159.75	1.50	8.15
Hypothetical (5% return before expenses)	1,000.00	1,017.66	1.50	7.61

1  Expenses for each portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/13. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
OneAmerica Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (five portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Fund") at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 21, 2014

OneAmerica Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Assets:
Investments in securities, at fair value	$269,849,837	$134,313,484	$115,636,559	$327,447,302	$7,305,714
Cash	41,161	150,873	81,880	38,854	9,532
Receivable for capital stock issued	77,490	155,459	10,840	241,315	29,875
Dividends and interest receivable	383,914	322	700,303	902,020	9,353
Due from Advisor (Note 2)	–	64,416	–	–	43
Prepaid expense	9,302	9,009	8,813	9,204	9,325
Total assets	270,361,704	134,693,563	116,438,395	328,638,695	7,363,842
Liabilities:
Payable for capital stock redeemed	–	–	13,002	43,609	1,375
Accrued investment advisory fees	123,063	48,235	55,352	150,049	4,643
Accrued director fees	922	908	921	923	927
Accrued distribution (12b-1) fee	7,170	6,654	1,756	20,716	880
Accrued expenses	14,195	14,783	13,673	19,494	2,679
Total liabilities	145,350	70,580	84,704	234,791	10,504
Net assets	$270,216,354	$134,622,983	$116,353,691	$328,403,904	$7,353,338
Net Assets by class of shares:
Class O	$243,918,884	$110,625,980	$110,256,385	$254,022,366	$4,077,500
Advisor Class	26,297,470	23,997,003	6,097,306	74,381,538	3,275,838
Total net assets	$270,216,354	$134,622,983	$116,353,691	$328,403,904	$7,353,338
Shares outstanding:
Class O	8,633,183	110,626,042	10,167,508	12,444,079	322,991
Advisor Class	938,077	23,997,011	564,503	3,667,009	259,583
Total shares outstanding	9,571,260	134,623,053	10,732,011	16,111,088	582,574
Net asset value per share:
Class O	$28.25	$1.00	$10.84	$20.41	$12.62
Advisor Class	$28.03	$1.00	$10.80	$20.28	$12.62
Investments at cost	$183,233,117	$134,313,484	$115,254,792	$255,656,522	$5,192,146
Analysis of net assets:
Paid-in-capital	$176,353,190	$134,623,054	$116,094,685	$251,493,739	$5,848,327
Undistributed net investment income	3,319	–	5,134	3,971	495
Undistributed net realized gain (loss)	7,243,125	(71)	(127,895)	5,115,414	(609,052)
Net unrealized appreciation of investments	86,616,720	–	381,767	71,790,780	2,113,568
Net Assets	$270,216,354	$134,622,983	$116,353,691	$328,403,904	$7,353,338

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2013

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Investment Income:
Income:
Dividends (net of foreign withholding taxes of $56,870, $0, $0, $46,144 and $1,004, respectively)	$5,474,179	$33	$57,934	$4,188,847	$125,641
Interest	10,358	104,557	3,784,403	3,209,585	172
Total investment income	5,484,537	104,590	3,842,337	7,398,432	125,813
Expenses:
Investment advisory fee	1,286,652	538,526	647,100	1,580,679	43,075
Custodian and service agent fee	140,646	88,426	93,192	187,388	7,655
Distribution (12b-1) fee – Advisor Class	78,205	75,609	22,597	218,537	8,393
Professional fees	22,302	11,733	11,341	27,620	539
Director fees	14,904	14,884	14,904	14,904	14,885
Printing fees	14,606	6,422	6,326	17,236	459
Other	24,491	74,488	61,144	34,466	25,006
Total expenses before waived fees and reimbursed expenses	1,581,806	810,088	856,604	2,080,830	100,012
Waived fees and reimbursed expenses (Note 2)	–	(705,498)	–	–	(17,829)
Net expenses	1,581,806	104,590	856,604	2,080,830	82,183
Net investment income	3,902,731	–	2,985,733	5,317,602	43,630
Gain (loss) on investments:
Net realized gain (loss) on investments	19,998,507	(71)	838,321	16,967,333	125,442
Net change in unrealized appreciation (depreciation) on investments	47,942,624	–	(6,797,528)	30,922,030	1,506,167
Net realized and unrealized gain (loss)	67,941,131	(71)	(5,959,207)	47,889,363	1,631,609
Net increase (decrease) in net assets from operations	$71,843,862	$(71)	$(2,973,474)	$53,206,965	$1,675,239

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Portfolio
	Value		Money Market		Investment Grade Bond
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Net increase (decrease) in net assets from operations:
Net investment income	$3,902,731	$4,523,868	$–	$–	$2,985,733	$3,851,091
Net realized gain (loss) on investments	19,998,507	(5,204,063)	(71)	61	838,321	3,141,529
Net change in unrealized appreciation (depreciation) on investments	47,942,624	31,950,688	–	–	(6,797,528)	(1,066,483)
Net increase (decrease) in net assets from operations	71,843,862	31,270,493	(71)	61	(2,973,474)	5,926,137
Shareholder distributions:
From net investment income:
Class O	(3,586,726)	(4,120,071)	–	–	(3,170,391)	(4,001,194)
Advisor Class	(312,686)	(404,570)	–	–	(153,673)	(232,338)
From net realized gain:
Class O	(1,139,865)	–	(50)	(103)	(688,002)	(2,535,281)
Advisor Class	(123,884)	–	(11)	(24)	(38,199)	(163,691)
Total distributions	(5,163,161)	(4,524,641)	(61)	(127)	(4,050,265)	(6,932,504)
Shareholder transactions:
Proceeds from shares issued:
Class O	3,509,742	1,821,715	25,567,561	23,226,334	4,778,510	7,447,375
Advisor Class	1,906,287	1,708,454	17,690,049	11,931,162	807,859	2,228,280
Reinvested distributions:
Class O	4,726,591	4,120,071	50	103	3,858,394	6,536,475
Advisor Class	436,570	404,570	11	24	191,871	396,029
Cost of shares redeemed:
Class O	(44,363,867)	(29,477,363)	(38,285,923)	(53,009,510)	(27,339,560)	(16,123,738)
Advisor Class	(8,368,520)	(5,634,257)	(22,517,454)	(14,480,607)	(3,149,518)	(2,786,976)
Net increase (decrease) from shareholder transactions	(42,153,197)	(27,056,810)	(17,545,706)	(32,332,494)	(20,852,444)	(2,302,555)
Net increase (decrease) in net assets	24,527,504	(310,958)	(17,545,838)	(32,332,560)	(27,876,183)	(3,308,922)
Net assets at beginning of year	245,688,850	245,999,808	152,168,821	184,501,381	144,229,874	147,538,796
Net assets at end of year	$270,216,354	$245,688,850	$134,622,983	$152,168,821	$116,353,691	$144,229,874
Undistributed net investment income included in net assets at the end of year	$3,319	$–	$–	$–	$5,134	$–
Changes in capital stock outstanding
Shares issued:
Class O	144,943	86,432	25,567,561	23,226,334	424,039	631,200
Advisor Class	75,023	81,751	17,690,049	11,931,162	71,731	188,660
Reinvested distributions:
Class O	168,122	191,819	50	103	356,236	568,340
Advisor Class	15,650	18,980	11	24	17,784	34,588
Shares redeemed:
Class O	(1,789,024)	(1,388,646)	(38,285,924)	(53,009,510)	(2,412,309)	(1,362,893)
Advisor Class	(334,448)	(270,287)	(22,517,454)	(14,480,607)	(280,131)	(236,284)
Net increase (decrease)	(1,719,734)	(1,279,951)	(17,545,707)	(32,332,494)	(1,822,650)	(176,389)
Shares outstanding at beginning of year	11,290,994	12,570,945	152,168,760	184,501,254	12,554,661	12,731,050
Shares outstanding at end of year	9,571,260	11,290,994	134,623,053	152,168,760	10,732,011	12,554,661

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Portfolio
	Asset Director		Socially Responsive
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Net increase (decrease) in net assets from operations:
Net investment income	$5,317,602	$6,570,234	$43,630	$47,878
Net realized gain (loss) on investments	16,967,333	(753,519)	125,442	(256,664)
Net change in unrealized appreciation (depreciation) on investments	30,922,030	25,346,942	1,506,167	708,812
Net increase (decrease) in net assets from operations	53,206,965	31,163,657	1,675,239	500,026
Shareholder distributions:
From net investment income:
Class O	(4,491,170)	(5,365,140)	(28,093)	(28,303)
Advisor Class	(1,111,027)	(1,520,030)	(15,052)	(19,626)
From net realized gain:
Class O	(7,024,871)	(1,369,470)	–	–
Advisor Class	(2,074,940)	(448,196)	–	–
Total distributions	(14,702,008)	(8,702,836)	(43,145)	(47,929)
Shareholder transactions:
Proceeds from shares issued:
Class O	11,890,522	13,490,882	1,051,608	128,130
Advisor Class	10,586,905	11,809,678	153,808	108,777
Reinvested distributions:
Class O	11,516,041	6,734,610	28,093	28,303
Advisor Class	3,185,967	1,968,226	15,052	19,626
Cost of shares redeemed:
Class O	(40,533,572)	(27,276,292)	(468,130)	(164,665)
Advisor Class	(26,646,389)	(19,581,561)	(56,822)	(372,537)
Net increase (decrease) from shareholder transactions	(30,000,526)	(12,854,457)	723,609	(252,366)
Net increase (decrease) in net assets	8,504,431	9,606,364	2,355,703	199,731
Net assets at beginning of year	319,899,473	310,293,109	4,997,635	4,797,904
Net assets at end of year	$328,403,904	$319,899,473	$7,353,338	$4,997,635
Undistributed net investment income included in net assets at the end of year	$3,971	$–	$495	$10
Changes in capital stock outstanding
Shares issued:
Class O	599,769	748,991	98,393	13,397
Advisor Class	543,673	661,387	13,376	11,490
Reinvested distributions:
Class O	566,177	375,585	2,237	2,967
Advisor Class	157,627	110,419	1,199	2,058
Shares redeemed:
Class O	(2,078,317)	(1,518,301)	(43,984)	(17,535)
Advisor Class	(1,396,198)	(1,091,445)	(5,418)	(40,118)
Net increase (decrease)	(1,607,269)	(713,364)	65,803	(27,741)
Shares outstanding at beginning of year	17,718,357	18,431,721	516,771	544,512
Shares outstanding at end of year	16,111,088	17,718,357	582,574	516,771

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2013

Description	Shares	Value
Common Stocks (90.9%)
Aerospace & Defense (1.8%)
General Dynamics Corp.	34,900	$3,334,695
Precision Castparts Corp.	5,200	1,400,360
		4,735,055
Agriculture (2.2%)
Archer-Daniels-Midland Co.	139,500	6,054,300
Apparel (4.7%)
Columbia Sportswear Co.	61,400	4,835,250
Wolverine World Wide, Inc.	228,000	7,742,880
		12,578,130
Auto Parts and Equipment (2.0%)
Magna International, Inc.	66,100	5,424,166
Banks (11.5%)
Bank of Hawaii Corp.	77,400	4,577,436
Bank of New York Mellon Corp. (The)	169,700	5,929,318
Citigroup, Inc.	29,189	1,521,039
JPMorgan Chase & Co.	90,207	5,275,305
Northern Trust Corp.	95,900	5,935,251
U.S. Bancorp	193,500	7,817,400
		31,055,749
Beverages (1.5%)
Coca-Cola Co. (The)	99,200	4,097,952
Biotechnology (1.9%)
Amgen, Inc.	43,800	5,000,208
Commercial Services (0.6%)
Robert Half International, Inc.	37,900	1,591,421
Computers & Peripherals (0.5%)
Apple, Inc.	2,500	1,402,775
Diversified Financial Services (1.0%)
Investment Technology Group, Inc.[1]	94,000	1,932,640
Janus Capital Group, Inc.	70,200	868,374
		2,801,014
Electronics (1.1%)
Daktronics, Inc.	900	14,112
FLIR Systems, Inc.	102,900	3,097,290
		3,111,402
Food (1.4%)
Fresh Del Monte Produce, Inc.	33,900	959,370
Sysco Corp.	78,700	2,841,070
		3,800,440
Healthcare Products (6.3%)
Baxter International, Inc.	66,400	4,618,120
Medtronic, Inc.	118,900	6,823,671
Thoratec Corp.[1]	33,400	1,222,440
Zimmer Holdings, Inc.	47,900	4,463,801
		17,128,032
Insurance (0.1%)
Aegon NV	26,185	248,234
Iron/Steel (2.3%)
Nucor Corp.	117,100	6,250,798
Machinery-Diversified (1.2%)
Cummins, Inc.	23,800	3,355,086
Metal Fabricate/Hardware (0.5%)
Valmont Industries, Inc.	9,000	1,342,080
Description	Shares	Value
Miscellaneous Manufacturing (8.9%)
Carlisle Cos., Inc.	68,800	$5,462,720
Crane Co.	70,400	4,734,400
General Electric Co.	268,600	7,528,858
Illinois Tool Works, Inc.	74,200	6,238,736
		23,964,714
Oil & Gas (11.7%)
ConocoPhillips	104,000	7,347,600
Ensco PLC, Class A	22,900	1,309,422
Exxon Mobil Corp.	61,000	6,173,200
Occidental Petroleum Corp.	13,900	1,321,890
Phillips 66	46,200	3,563,406
Royal Dutch Shell PLC ADR	19,700	1,404,019
Tidewater, Inc.	114,750	6,801,232
Valero Energy Corp.	71,600	3,608,640
		31,529,409
Pharmaceuticals (8.9%)
Johnson & Johnson	58,100	5,321,379
McKesson Corp.	57,650	9,304,710
Merck & Co., Inc.	86,700	4,339,335
Pfizer, Inc.	161,850	4,957,466
		23,922,890
Retail (2.4%)
Bed Bath & Beyond, Inc.[1]	23,600	1,895,080
Home Depot, Inc. (The)	13,800	1,136,292
Kohl's Corp.	59,500	3,376,625
		6,407,997
Semiconductors (9.8%)
Applied Materials, Inc.	213,100	3,769,739
Intel Corp.	217,700	5,651,492
Maxim Integrated Products, Inc.	89,300	2,492,363
Microchip Technology, Inc.	81,500	3,647,125
QUALCOMM, Inc.	74,000	5,494,500
Skyworks Solutions, Inc.[1]	95,900	2,738,904
Texas Instruments, Inc.	62,000	2,722,420
		26,516,543
Software (3.7%)
Adobe Systems, Inc.[1]	47,800	2,862,264
Autodesk, Inc.[1]	15,000	754,950
Microsoft Corp.	71,400	2,672,502
Oracle Corp.	93,500	3,577,310
		9,867,026
Specialty Retail (0.2%)
CST Brands, Inc.	11,355	416,956
Telecommunications (1.5%)
Cisco Systems, Inc.	123,700	2,777,065
Corning, Inc.	76,800	1,368,576
		4,145,641
Toys/Games/Hobbies (0.4%)
Mattel, Inc.	24,400	1,160,952
Transportation (2.8%)
Norfolk Southern Corp.	25,200	2,339,316
Werner Enterprises, Inc.	214,300	5,299,639
		7,638,955
Total common stocks (cost: $164,329,676)		245,547,925

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS

VALUE PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[2] (1.5%)
Commercial Paper (1.5%)
Diversified Financial Services (0.8%)
John Deere Credit, Inc.	0.070%	01/06/2014	$2,000,000	$1,999,980
Electrical Utilities (0.7%)
American Transmission Co.	0.120	01/09/2014	2,000,000	1,999,960
Total short-term notes and bonds (cost: $3,999,927)				3,999,940
			Shares
Exchange-Traded Funds (5.1%)
iShares Russell 1000 Value Index Fund			68,900	6,487,624
iShares Russell Midcap Value Index Fund			69,600	4,573,416
iShares S&P SmallCap 600 Value Index Fund			24,600	2,740,932
Total exchange-traded funds (cost: $8,403,514)				13,801,972
Money Market Mutual Funds (2.4%)
BlackRock Liquidity TempFund Portfolio, 0.05%[3]			6,500,000	6,500,000
Total money market mutual funds (cost: $6,500,000)				6,500,000
Total investments (99.9%) (cost: $183,233,117)				269,849,837
Other assets in excess of liabilities (0.1%)				366,517
Net assets (100.0%)				$270,216,354

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

PLC – Public Limited Company

1  Non-Income producing securities.

2  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2013.

3  The rate shown reflects the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[1] (92.7%)
U.S. Government and Agency Obligations (16.3%)
U.S. Treasury Bill Discount Note	0.006%	02/20/2014	$12,000,000	$11,999,900
U.S. Treasury Bill Discount Note	0.065	03/27/2014	10,000,000	9,998,465
Total U.S. government and agency obligations (amortized cost: $21,998,365)				21,998,365
Commercial Paper (76.4%)
Aerospace & Defense (3.7%)
United Technologies Corp.	0.060	01/07/2014	5,000,000	4,999,950
Automotive (3.3%)
BMW US Capital LLC	0.110	02/10/2014	4,400,000	4,399,462
Banks (3.7%)
Union Bank N.A.	0.030	02/03/2014	5,000,000	4,999,863
Chemicals (3.8%)
Monsanto Company	0.085	01/13/2014	5,080,000	5,079,858
Computers & Peripherals (3.7%)
IBM Corp.	0.050	01/15/2014	5,000,000	4,999,903
Diversified Financial Services (7.4%)
American Honda Finance Corp.	0.100	01/06/2014	5,000,000	4,999,931
PACCAR Financial Corp.	0.080	02/20/2014	5,000,000	4,999,444
				9,999,375
Electrical Utilities (6.0%)
Basin Electric Power Coop	0.100	02/04/2014	5,000,000	4,999,528
Emerson Electric Co.	0.090	01/28/2014	3,100,000	3,099,791
				8,099,319
Food, Beverages (15.6%)
Bunge Asset Funding, Corp.	0.280	01/02/2014	6,000,000	5,999,954
Cargill Global Fund PLC	0.050	01/02/2014	5,000,000	4,999,993
Coca-Cola Co. (The)	0.069	02/14/2014	5,000,000	4,999,578
PepsiCo, Inc.	0.060	02/11/2014	5,000,000	4,999,658
				20,999,183
Health Care (10.8%)
Abbott Laboratories	0.070	01/03/2014	4,500,000	4,499,982
Medtronic, Inc.	0.060	02/04/2014	5,000,000	4,999,717
Roche Holdings, Inc.	0.020	01/27/2014	5,000,000	4,999,928
				14,499,627
Insurance (3.7%)
Travelers Cos, Inc. (The)	0.070	01/09/2014	5,000,000	4,999,922
Media (3.7%)
Walt Disney Company	0.061	02/28/2014	5,000,000	4,999,517
Miscellaneous Manufacturing (3.7%)
Illinois Tool Works, Inc.	0.070	01/14/2014	5,000,000	4,999,874
Oil & Gas (7.3%)
Chevron Corp.	0.070	02/21/2014	4,750,000	4,749,529
Washington Gas Light Co.	0.090	01/22/2014	5,000,000	4,999,737
				9,749,266
Total commercial paper (amortized cost: $102,825,119)				102,825,119
Total short-term notes and bonds (amortized cost: $124,823,484)				124,823,484

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO (continued)

December 31, 2013

Description	Shares	Value
Money Market Mutual Funds[2] (7.1%)
BlackRock Liquidity TempFund Portfolio, 0.05%	5,965,000	$5,965,000
Federated Prime Obligation Fund, 0.02%	3,525,000	3,525,000
Total money market mutual funds (cost: $9,490,000)		9,490,000
Total investments (99.8%) (cost: $134,313,484)		134,313,484
Other assets in excess of liabilities (0.2%)		309,499
Net assets (100.0%)		$134,622,983

The following abbreviations are used in the portfolio description:

LLC – Limited Liability Corporation

PLC – Public Limited Company

1  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2013.

2  The rate shown reflects the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2013

Description	Shares	Value
Preferred Stock (0.7%)
Banks (0.7%)
SunTrust Banks, Inc., Series E	40,000	$840,000
Total preferred stock (cost: $1,000,000)		840,000

	Interest Rate	Maturity Date	Principal Amount
Long-Term Notes and Bonds (96.0%)
U.S. Government and Agency Obligations (38.8%)
Federal Farm Credit Bank	1.850%	04/20/2020	$1,000,000	959,070
Federal Home Loan Banks	4.875	09/08/2017	1,000,000	1,126,554
FHLMC	4.500	01/15/2015	500,000	522,239
FHLMC	3.750	03/27/2019	750,000	817,477
U.S. Treasury Bonds	2.000	02/15/2022	700,000	664,289
U.S. Treasury Bonds	6.000	02/15/2026	500,000	638,281
U.S. Treasury Bonds	5.375	02/15/2031	500,000	612,735
U.S. Treasury Bonds	4.500	08/15/2039	300,000	332,531
U.S. Treasury Bonds	4.250	11/15/2040	100,000	106,422
U.S. Treasury Bonds	4.750	02/15/2041	1,000,000	1,150,625
U.S. Treasury Bonds	3.750	08/15/2041	550,000	536,164
U.S. Treasury Bonds	3.125	02/15/2042	400,000	344,875
U.S. Treasury Bonds	3.000	05/15/2042	600,000	503,156
U.S. Treasury Bonds	2.875	05/15/2043	250,000	202,617
U.S. Treasury Bonds	3.625	08/15/2043	250,000	236,094
U.S. Treasury Bonds	3.750	11/15/2043	150,000	144,984
U.S. Treasury Notes	0.250	02/28/2015	3,100,000	3,101,938
U.S. Treasury Notes	2.125	05/31/2015	1,500,000	1,539,903
U.S. Treasury Notes	0.375	06/30/2015	1,000,000	1,002,070
U.S. Treasury Notes	1.875	06/30/2015	500,000	512,109
U.S. Treasury Notes	1.750	07/31/2015	300,000	306,996
U.S. Treasury Notes	0.375	08/31/2015	300,000	300,457
U.S. Treasury Notes	1.250	08/31/2015	700,000	711,129
U.S. Treasury Notes	1.250	09/30/2015	500,000	508,105
U.S. Treasury Notes	1.250	10/31/2015	1,200,000	1,219,874
U.S. Treasury Notes	1.375	11/30/2015	700,000	713,535
U.S. Treasury Notes	0.250	12/31/2015	400,000	398,938
U.S. Treasury Notes	2.000	01/31/2016	500,000	516,406
U.S. Treasury Notes	0.375	03/15/2016	1,000,000	998,438
U.S. Treasury Notes	2.625	04/30/2016	1,000,000	1,049,062
U.S. Treasury Notes	1.750	05/31/2016	300,000	308,695
U.S. Treasury Notes	0.500	06/15/2016	750,000	749,238
U.S. Treasury Notes	1.000	08/31/2016	900,000	908,438
U.S. Treasury Notes	1.000	09/30/2016	1,100,000	1,109,453
U.S. Treasury Notes	3.125	10/31/2016	1,000,000	1,067,031
U.S. Treasury Notes	0.625	12/15/2016	300,000	298,781
U.S. Treasury Notes	0.875	02/28/2017	1,250,000	1,249,903
U.S. Treasury Notes	3.125	04/30/2017	1,000,000	1,070,547
U.S. Treasury Notes	0.750	06/30/2017	1,700,000	1,682,070
U.S. Treasury Notes	0.625	09/30/2017	2,000,000	1,958,438
U.S. Treasury Notes	0.750	02/28/2018	500,000	486,836
U.S. Treasury Notes	2.875	03/31/2018	500,000	529,961
U.S. Treasury Notes	1.375	06/30/2018	750,000	744,317
U.S. Treasury Notes	1.500	08/31/2018	250,000	248,730
U.S. Treasury Notes	1.375	09/30/2018	1,000,000	987,812
U.S. Treasury Notes	2.750	02/15/2019	3,500,000	3,667,342
U.S. Treasury Notes	3.500	05/15/2020	750,000	809,121
U.S. Treasury Notes	2.625	08/15/2020	750,000	765,234
U.S. Treasury Notes	2.625	11/15/2020	1,000,000	1,016,250
U.S. Treasury Notes	3.125	05/15/2021	600,000	625,453
U.S. Treasury Notes	2.125	08/15/2021	1,600,000	1,550,000
U.S. Treasury Notes	2.000	02/15/2023	600,000	556,594
U.S. Treasury Notes	1.750	05/15/2023	500,000	450,664
U.S. Treasury Notes	2.500	08/15/2023	300,000	288,094

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.0%) (continued)
U.S. Government and Agency Obligations (38.8%) (continued)
U.S. Treasury Notes	2.750%	11/15/2023	$200,000	$195,656
Total U.S. government and agency obligations (cost: $44,488,103)				45,101,731
Mortgage-Backed and Asset-Backed Securities (33.0%)
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A1	3.270	02/20/2018	1,000,000	1,052,387
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379	09/10/2047	359,733	362,190
Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Cl. AAB	5.422	01/15/2049	626,562	625,931
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	280,445	280,325
Bear Stearns Commercial Mortgage Securities, Ser. 2006-T24, Cl. AAB	5.533	10/12/2041	17,427	17,402
CSFB Mortgage Securities Corp., Ser. 2005-C5, Cl. AAB[2]	5.100	08/15/2038	143,412	143,368
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	245,377	261,578
FHLMC Gold Pool #A11823	5.000	08/01/2033	27,792	30,044
FHLMC Gold Pool #A16641	5.500	12/01/2033	23,083	25,398
FHLMC Gold Pool #A27124	6.000	10/01/2034	3,992	4,411
FHLMC Gold Pool #A40159	5.500	11/01/2035	6,926	7,566
FHLMC Gold Pool #A40754	6.500	12/01/2035	198,156	220,374
FHLMC Gold Pool #A41968	5.500	01/01/2036	35,988	39,337
FHLMC Gold Pool #A44969	6.500	04/01/2036	358,261	398,224
FHLMC Gold Pool #A45624	5.500	06/01/2035	5,642	6,163
FHLMC Gold Pool #A51101	6.000	07/01/2036	14,620	16,223
FHLMC Gold Pool #A56247	6.000	01/01/2037	159,079	175,494
FHLMC Gold Pool #A56634	5.000	01/01/2037	77,788	83,742
FHLMC Gold Pool #A56829	5.000	01/01/2037	24,721	26,613
FHLMC Gold Pool #A57135	5.500	02/01/2037	113,519	123,727
FHLMC Gold Pool #A58278	5.000	03/01/2037	134,052	144,314
FHLMC Gold Pool #A58965	5.500	04/01/2037	98,869	107,755
FHLMC Gold Pool #A71576	6.500	01/01/2038	252,519	280,715
FHLMC Gold Pool #A91064	4.500	02/01/2040	318,748	337,692
FHLMC Gold Pool #A93990	4.000	09/01/2040	367,708	377,882
FHLMC Gold Pool #B12969	4.500	03/01/2019	24,422	25,889
FHLMC Gold Pool #B19462	5.000	07/01/2020	56,026	59,334
FHLMC Gold Pool #C01086	7.500	11/01/2030	18,602	21,532
FHLMC Gold Pool #C01271	6.500	12/01/2031	23,268	26,383
FHLMC Gold Pool #C01302	6.500	11/01/2031	7,865	8,764
FHLMC Gold Pool #C01676	6.000	11/01/2033	404,075	452,274
FHLMC Gold Pool #C03478	4.500	06/01/2040	296,511	314,111
FHLMC Gold Pool #C03520	4.000	09/01/2040	449,080	461,514
FHLMC Gold Pool #C09013	3.000	09/01/2042	482,975	458,131
FHLMC Gold Pool #C14872	6.500	09/01/2028	1,415	1,575
FHLMC Gold Pool #C20300	6.500	01/01/2029	11,593	12,902
FHLMC Gold Pool #C28221	6.500	06/01/2029	4,217	4,697
FHLMC Gold Pool #C35377	7.000	01/01/2030	1,614	1,813
FHLMC Gold Pool #C41636	8.000	08/01/2030	999	1,097
FHLMC Gold Pool #C56017	6.500	03/01/2031	129,628	147,367
FHLMC Gold Pool #C61802	5.500	12/01/2031	35,021	38,191
FHLMC Gold Pool #C64936	6.500	03/01/2032	12,985	14,847
FHLMC Gold Pool #C68790	6.500	07/01/2032	55,887	62,234
FHLMC Gold Pool #C74741	6.000	12/01/2032	64,874	72,619
FHLMC Gold Pool #C79460	5.500	05/01/2033	17,263	19,003
FHLMC Gold Pool #C79886	6.000	05/01/2033	423,488	467,652
FHLMC Gold Pool #E00957	6.000	02/01/2016	3,677	3,787
FHLMC Gold Pool #E01007	6.000	08/01/2016	3,959	4,132
FHLMC Gold Pool #E01085	5.500	12/01/2016	7,402	7,861
FHLMC Gold Pool #E01136	5.500	03/01/2017	21,374	22,700

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (33.0%) (continued)
FHLMC Gold Pool #E01216	5.500%	10/01/2017	$22,648	$24,066
FHLMC Gold Pool #E01378	5.000	05/01/2018	54,419	57,612
FHLMC Gold Pool #E02735	3.500	10/01/2025	279,468	291,510
FHLMC Gold Pool #E74118	5.500	01/01/2014	178	187
FHLMC Gold Pool #E77035	6.500	05/01/2014	644	647
FHLMC Gold Pool #E77962	6.500	07/01/2014	2,025	2,036
FHLMC Gold Pool #E78727	6.500	10/01/2014	106	107
FHLMC Gold Pool #E82543	6.500	03/01/2016	18,455	18,506
FHLMC Gold Pool #E85353	6.000	09/01/2016	12,783	13,269
FHLMC Gold Pool #E89823	5.500	05/01/2017	21,524	22,662
FHLMC Gold Pool #E91139	5.500	09/01/2017	108,206	113,971
FHLMC Gold Pool #E91646	5.500	10/01/2017	58,917	62,603
FHLMC Gold Pool #E92047	5.500	10/01/2017	36,642	38,582
FHLMC Gold Pool #E92196	5.500	11/01/2017	8,763	9,229
FHLMC Gold Pool #E95159	5.500	03/01/2018	50,405	53,078
FHLMC Gold Pool #E95734	5.000	03/01/2018	172,293	182,418
FHLMC Gold Pool #G01091	7.000	12/01/2029	11,911	13,497
FHLMC Gold Pool #G02060	6.500	01/01/2036	354,696	394,698
FHLMC Gold Pool #G08016	6.000	10/01/2034	468,167	524,328
FHLMC Gold Pool #G11753	5.000	08/01/2020	73,760	78,301
FHLMC Gold Pool #J01382	5.500	03/01/2021	93,790	98,790
FHLMC Gold Pool #J05930	5.500	03/01/2021	57,388	60,465
FHLMC Gold Pool #J25553	3.500	09/01/2028	249,975	261,884
FHLMC Gold Pool #Q14998	3.500	01/01/2043	445,245	442,282
FHLMC Gold Pool #Q17913	3.000	04/01/2043	489,638	464,451
FHLMC Gold Pool #Q23658	4.000	12/01/2043	250,025	257,028
FNMA Pool #253798	6.000	05/01/2016	247	257
FNMA Pool #256883	6.000	09/01/2037	188,604	208,734
FNMA Pool #357269	5.500	09/01/2017	154,676	165,318
FNMA Pool #357637	6.000	11/01/2034	223,408	250,700
FNMA Pool #545929	6.500	08/01/2032	30,529	34,348
FNMA Pool #555591	5.500	07/01/2033	103,622	114,180
FNMA Pool #572020	6.000	04/01/2016	4,989	5,129
FNMA Pool #578974	6.000	05/01/2016	5,975	6,134
FNMA Pool #579170	6.000	04/01/2016	586	587
FNMA Pool #584953	7.500	06/01/2031	11,734	11,911
FNMA Pool #585097	6.000	05/01/2016	13,169	13,608
FNMA Pool #651220	6.500	07/01/2032	24,139	26,863
FNMA Pool #781776	6.000	10/01/2034	33,951	38,088
FNMA Pool #797509	4.500	03/01/2035	161,952	172,004
FNMA Pool #797536	4.500	04/01/2035	220,977	234,664
FNMA Pool #888120	5.000	10/01/2035	251,707	273,172
FNMA Pool #910446	6.500	01/01/2037	91,087	101,327
FNMA Pool #922224	5.500	12/01/2036	239,795	265,832
FNMA Pool #936760	5.500	06/01/2037	180,309	198,045
FNMA Pool #942956	6.000	09/01/2037	172,960	191,353
FNMA Pool #966587	5.500	01/01/2038	218,400	239,836
FNMA Pool #AA3263	5.000	02/01/2039	270,187	295,320
FNMA Pool #AB2155	4.000	01/01/2041	192,954	198,685
FNMA Pool #AB4295	3.500	01/01/2042	391,286	389,103
FNMA Pool #AB4490	3.000	02/01/2027	437,184	446,612
FNMA Pool #AB8896	3.000	04/01/2043	495,595	471,034
FNMA Pool #AC1607	4.500	08/01/2039	405,715	429,856
FNMA Pool #AD1662	5.000	03/01/2040	506,407	554,216
FNMA Pool #AD7078	4.500	06/01/2025	162,762	173,219
FNMA Pool #AE0216	4.000	08/01/2040	116,903	120,355
FNMA Pool #AE0949	4.000	02/01/2041	541,659	557,901
FNMA Pool #AE8406	3.500	11/01/2040	109,627	109,032
FNMA Pool #AH6920	4.500	04/01/2041	276,451	292,960
FNMA Pool #AI2408	4.000	05/01/2026	582,270	617,363
FNMA Pool #AI3402	5.000	05/01/2041	571,956	624,347

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (33.0%) (continued)
FNMA Pool #AI5868	4.500%	07/01/2041	$146,048	$154,850
FNMA Pool #AJ6927	3.500	11/01/2041	155,998	155,128
FNMA Pool #AJ7524	3.000	01/01/2027	222,396	227,208
FNMA Pool #AJ9199	4.000	01/01/2042	612,849	631,371
FNMA Pool #AK3929	3.500	04/01/2042	223,830	222,581
FNMA Pool #AK6980	2.500	03/01/2027	320,655	318,462
FNMA Pool #AO0937	3.000	04/01/2027	228,803	233,745
FNMA Pool #AO7151	3.000	08/01/2042	393,459	373,939
FNMA Pool #AP2658	3.500	08/01/2042	444,098	441,611
FNMA Pool #AP6380	3.500	09/01/2042	439,807	437,343
FNMA Pool #AQ1185	3.000	10/01/2042	935,939	889,470
FNMA Pool #AQ7447	2.500	01/01/2028	458,839	454,636
FNMA Pool #AR9391	3.500	05/01/2043	249,636	248,255
FNMA Pool #AS1355	2.500	12/01/2028	250,000	247,710
FNMA Pool #AT2723	3.000	05/01/2043	487,016	462,855
FNMA Pool #AU1912	3.000	08/01/2043	249,541	237,191
FNMA Pool #AU8391	2.500	09/01/2028	493,043	488,526
FNMA Pool #AV0699	3.500	12/01/2043	250,000	248,605
FNMA Pool #MA0533	4.000	10/01/2040	411,026	423,356
FNMA Pool #MA0967	4.500	12/01/2041	644,351	682,372
FNMA Pool #MA1027	3.500	04/01/2042	181,199	180,188
FNMA Pool #MA1103	3.500	07/01/2042	396,174	393,955
FNMA Pool #MA1396	3.500	03/01/2043	245,319	243,947
GNMA Pool #443216	8.000	07/15/2027	7,120	7,513
GNMA Pool #457453	7.500	10/15/2027	3,710	3,776
GNMA Pool #479743	7.500	11/15/2030	14,085	16,030
GNMA Pool #511723	7.500	10/15/2030	10,306	10,633
GNMA Pool #511778	7.500	11/15/2030	45,559	51,926
GNMA Pool #540356	7.000	05/15/2031	29,731	33,373
GNMA Pool #542083	7.000	01/15/2031	7,132	7,615
GNMA Pool #552466	6.500	03/15/2032	40,061	46,333
GNMA Pool #574395	6.000	01/15/2032	200,577	226,082
GNMA Pool #577653	6.000	08/15/2032	34,446	38,310
GNMA Pool #585467	6.000	08/15/2032	77,892	87,800
GNMA Pool #591025	6.500	10/15/2032	33,304	37,171
GNMA Pool #717081	4.500	05/15/2039	518,415	553,833
GNMA Pool #718832	5.500	09/15/2039	290,615	319,103
GNMA Pool #719238	4.000	07/15/2040	1,028,688	1,070,592
GNMA Pool #721035	4.000	12/15/2039	44,065	45,846
GNMA Pool #723622	4.500	01/15/2040	145,233	155,317
GNMA Pool #728451	5.000	12/15/2039	254,486	278,846
GNMA Pool #729037	5.000	02/15/2040	407,626	443,752
GNMA Pool #737644	4.500	11/15/2040	351,868	380,990
GNMA Pool #738425	4.500	06/15/2041	141,706	151,634
GNMA Pool #738519	4.500	07/15/2041	121,149	129,624
GNMA Pool #760376	5.000	09/15/2041	36,187	39,267
GNMA Pool #762133	4.500	04/15/2041	218,171	233,411
GNMA Pool #773114	4.000	09/15/2041	169,392	176,239
GNMA Pool #778792	3.500	01/15/2042	212,718	214,760
GNMA Pool #779240	3.500	05/15/2042	205,269	207,239
GNMA Pool #782563	5.000	02/15/2039	146,013	158,581
GNMA Pool #796303	3.500	09/15/2042	445,619	449,897
GNMA Pool #AA2972	3.000	08/15/2042	447,797	433,307
GNMA Pool #AA6098	3.500	02/15/2043	439,537	443,757
GNMA Pool #AA6408	3.000	05/15/2043	492,112	476,231
GNMA Pool #AA7865	3.500	06/15/2042	197,681	199,579
GNMA Pool #AF4935	3.000	08/15/2043	746,232	722,139
GNMA Pool #AF5077	3.500	08/15/2043	246,491	248,857
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A1	3.290	03/25/2018	1,000,000	1,051,529
JPMorgan Mortgage Trust 2013-2, Ser. 2013-2, Cl. A2, 144A1,2	3.500	05/25/2043	922,372	888,679
Small Business Administration, Ser. 2006-10A, Cl. 1	5.524	03/10/2016	142,907	151,531

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (33.0%) (continued)
Small Business Administration Participation Certificates, Ser. 2006-20C, Cl. 1	5.570%	03/01/2026	$372,780	$407,409
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[2]	5.565	08/15/2039	176,727	181,597
Total mortgage-backed and asset-backed securities (cost: $38,088,165)				38,354,976
Corporate Obligations (24.2%)
Aerospace & Defense (0.4%)
Triumph Group, Inc., Sr. Notes, 144A1	4.875	04/01/2021	500,000	485,000
Banks (4.3%)
Citigroup, Inc.	3.875	10/25/2023	500,000	491,529
Discover Bank, Sr. Unsec'd. Notes	2.000	02/21/2018	1,000,000	982,164
Goldman Sachs Group, Inc. (The), Ser. GLOB, Sr. Unsec'd. Notes	2.375	01/22/2018	1,000,000	1,003,801
JPMorgan Chase & Co., Ser. Q2	5.150	12/31/2049	500,000	448,750
Morgan Stanley, Sr. Unsec'd. Notes	2.125	04/25/2018	500,000	495,687
PNC Financial Services Group, Inc. (The), Ser. R2	4.850	12/31/2049	500,000	447,750
Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,108,139
				4,977,820
Beverages (0.9%)
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.375	02/15/2021	1,000,000	1,069,246
Commercial Services (0.6%)
ERAC USA Finance LLC, Gtd. Notes, 144A1	3.300	10/15/2022	500,000	464,565
Service Corp. International	6.750	04/01/2016	200,000	218,000
				682,565
Diversified Financial Services (1.5%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	5.750	02/01/2021	750,000	840,200
Unison Ground Lease Funding LLC, Unsec'd. Notes, 144A1	5.780	03/15/2020	1,000,000	947,728
				1,787,928
Electric (4.0%)
CMS Energy Corp., Sr. Unsec'd. Notes	6.250	02/01/2020	500,000	578,058
Great Plains Energy, Inc., Sr. Unsec'd. Notes	5.292	06/15/2022	1,000,000	1,072,880
NV Energy, Inc., Sr. Unsec'd. Notes	6.250	11/15/2020	1,083,000	1,255,760
Public Service Co. of New Mexico	7.950	05/15/2018	500,000	594,335
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,118,291
				4,619,324
Environmental Control (1.0%)
Waste Management, Inc.	7.375	05/15/2029	1,000,000	1,216,780
Food (0.4%)
General Mills, Inc.	3.150	12/15/2021	500,000	489,446
Insurance (1.7%)
Allstate Corp. (The)	5.750	08/15/2053	1,000,000	1,007,500
American International Group, Inc.	4.125	02/15/2024	500,000	497,101
Metropolitan Life Global Funding I, Sec'd. Notes, 144A1	3.000	01/10/2023	500,000	465,847
				1,970,448
Iron/Steel (0.9%)
Arcelormittal, Sr. Unsec'd. Notes	4.250	08/05/2015	500,000	517,500
Steel Dynamics, Inc.	5.250	04/15/2023	500,000	500,000
				1,017,500
Media (0.8%)
Comcast Corp., Gtd. Notes	4.250	01/15/2033	1,000,000	928,919
Oil & Gas (2.5%)
Continental Resources, Inc., Gtd. Notes	5.000	09/15/2022	1,000,000	1,038,750
Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes	7.050	05/15/2018	600,000	672,971
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	1,000,000	1,140,734
				2,852,455

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.0%) (continued)
Corporate Obligations (24.2%) (continued)
Pharmaceuticals (1.2%)
Actavis, Inc.	3.250%	10/01/2022	$1,000,000	$932,719
Zoetis, Inc., Sr. Unsec'd. Notes, 144A1	1.875	02/01/2018	500,000	495,891
				1,428,610
Pipelines (0.7%)
Energy Transfer Partners LP	4.900	02/01/2024	750,000	761,381
Retail (0.9%)
Wal-Mart Stores, Inc., Sr. Unsec'd. Notes	5.250	09/01/2035	1,000,000	1,086,333
Telecommunications (1.5%)
AT&T, Inc., Sr. Unsec'd. Notes	2.625	12/01/2022	1,000,000	902,262
Verizon Communications, Inc.	6.400	09/15/2033	750,000	862,591
				1,764,853
Trucking & Leasing (0.9%)
Aviation Capital Group Corp., Sr. Unsec'd. Notes, 144A1	4.625	01/31/2018	1,000,000	1,035,222
Total corporate obligations (cost: $28,529,042)				28,173,830
Total long-term notes and bonds (cost: $111,105,310)				111,630,537
Short-Term Notes and Bonds (1.7%)
U.S. Government and Agency Obligations (1.7%)
Fannie Mae Discount Note	2.500	05/15/2014	1,000,000	1,008,750
Federal Farm Credit Bank	2.625	04/17/2014	1,000,000	1,007,272
Total U.S. government and agency obligations (cost: $1,999,482)				2,016,022
			Shares
Money Market Mutual Funds (1.0%)
BlackRock Liquidity TempFund Portfolio, 0.05%[3]			1,150,000	1,150,000
Total money market mutual funds (cost: $1,150,000)				1,150,000
Total investments (99.4%) (cost: $115,254,792)				115,636,559
Other assets in excess of liabilities (0.6%)				717,132
Net assets (100.0%)				$116,353,691

The following abbreviations are used in the portfolio descriptions:

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

1  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

2  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2013.

3  The rate shown reflects the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2013

Description	Shares	Value
Preferred Stock (0.3%)
Banks (0.3%)
SunTrust Banks, Inc., Series E	40,000	$840,000
Total preferred stock (cost: $1,000,000)		840,000
Common Stocks (55.2%)
Aerospace & Defense (1.1%)
General Dynamics Corp.	27,900	2,665,845
Precision Castparts Corp.	3,800	1,023,340
		3,689,185
Agriculture (1.3%)
Archer-Daniels-Midland Co.	97,800	4,244,520
Apparel (2.9%)
Columbia Sportswear Co.	47,100	3,709,125
Wolverine World Wide, Inc.	167,100	5,674,716
		9,383,841
Auto Parts and Equipment (1.2%)
Magna International, Inc.	48,300	3,963,498
Banks (7.2%)
Bank of Hawaii Corp.	56,000	3,311,840
Bank of New York Mellon Corp. (The)	125,800	4,395,452
Citigroup, Inc.	23,252	1,211,662
JPMorgan Chase & Co.	68,440	4,002,371
Northern Trust Corp.	70,200	4,344,678
U.S. Bancorp	156,500	6,322,600
		23,588,603
Beverages (0.9%)
Coca-Cola Co. (The)	73,400	3,032,154
Biotechnology (1.1%)
Amgen, Inc.	31,700	3,618,872
Commercial Services (0.4%)
Robert Half International, Inc.	28,100	1,179,919
Computers & Peripherals (0.3%)
Apple, Inc.	1,900	1,066,109
Diversified Financial Services (0.6%)
Investment Technology Group, Inc.[1]	72,800	1,496,768
Janus Capital Group, Inc.	50,700	627,159
		2,123,927
Electronics (0.7%)
Daktronics, Inc.	700	10,976
FLIR Systems, Inc.	71,900	2,164,190
		2,175,166
Food (0.9%)
Fresh Del Monte Produce, Inc.	26,900	761,270
Sysco Corp.	57,900	2,090,190
		2,851,460
Healthcare Products (3.9%)
Baxter International, Inc.	47,200	3,282,760
Medtronic, Inc.	87,600	5,027,364
Thoratec Corp.[1]	24,700	904,020
Zimmer Holdings, Inc.	38,200	3,559,858
		12,774,002
Insurance (0.1%)
Aegon NV	28,586	270,995
Iron/Steel (1.4%)
Nucor Corp.	84,200	4,494,596
Description	Shares	Value
Machinery-Diversified (0.7%)
Cummins, Inc.	17,500	$2,466,975
Metal Fabricate/Hardware (0.3%)
Valmont Industries, Inc.	6,600	984,192
Miscellaneous Manufacturing (5.4%)
Carlisle Cos., Inc.	49,700	3,946,180
Crane Co.	54,300	3,651,675
General Electric Co.	201,400	5,645,242
Illinois Tool Works, Inc.	53,800	4,523,504
		17,766,601
Oil & Gas (7.0%)
ConocoPhillips	78,600	5,553,090
Ensco PLC, Class A	16,500	943,470
Exxon Mobil Corp.	45,100	4,564,120
Occidental Petroleum Corp.	10,200	970,020
Phillips 66	32,300	2,491,299
Royal Dutch Shell PLC ADR	14,350	1,022,724
Tidewater, Inc.	84,150	4,987,570
Valero Energy Corp.	50,600	2,550,240
		23,082,533
Pharmaceuticals (5.3%)
Johnson & Johnson	42,800	3,920,052
McKesson Corp.	42,600	6,875,640
Merck & Co., Inc.	64,100	3,208,205
Pfizer, Inc.	113,000	3,461,190
		17,465,087
Retail (1.4%)
Bed Bath & Beyond, Inc.[1]	17,400	1,397,220
Home Depot, Inc. (The)	10,300	848,102
Kohl's Corp.	43,700	2,479,975
		4,725,297
Semiconductors (5.9%)
Applied Materials, Inc.	154,000	2,724,260
Intel Corp.	161,200	4,184,752
Maxim Integrated Products, Inc.	66,600	1,858,806
Microchip Technology, Inc.	59,300	2,653,675
QUALCOMM, Inc.	54,700	4,061,475
Skyworks Solutions, Inc.[1]	69,800	1,993,488
Texas Instruments, Inc.	45,300	1,989,123
		19,465,579
Software (2.2%)
Adobe Systems, Inc.[1]	35,200	2,107,776
Autodesk, Inc.[1]	10,500	528,465
Microsoft Corp.	52,900	1,980,047
Oracle Corp.	69,000	2,639,940
		7,256,228
Specialty Retail (0.1%)
CST Brands, Inc.	8,711	319,868
Telecommunications (0.9%)
Cisco Systems, Inc.	90,800	2,038,460
Corning, Inc.	57,000	1,015,740
		3,054,200
Toys/Games/Hobbies (0.3%)
Mattel, Inc.	18,100	861,198
Transportation (1.7%)
Norfolk Southern Corp.	17,400	1,615,242
Werner Enterprises, Inc.	157,500	3,894,975
		5,510,217
Total common stocks (cost: $118,453,921)		181,414,822

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%)
U.S. Government and Agency Obligations (14.1%)
Federal Farm Credit Bank	1.850%	04/20/2020	$1,000,000	$959,070
Federal Home Loan Banks	4.875	09/08/2017	500,000	563,277
FHLMC	3.750	03/27/2019	750,000	817,477
U.S. Treasury Bonds	2.000	11/30/2020	300,000	292,031
U.S. Treasury Bonds	2.000	02/15/2022	1,000,000	948,984
U.S. Treasury Bonds	5.250	11/15/2028	300,000	361,172
U.S. Treasury Bonds	5.375	02/15/2031	325,000	398,278
U.S. Treasury Bonds	3.500	02/15/2039	600,000	565,031
U.S. Treasury Bonds	4.375	11/15/2039	550,000	597,696
U.S. Treasury Bonds	4.375	05/15/2041	550,000	596,750
U.S. Treasury Bonds	3.750	08/15/2041	500,000	487,422
U.S. Treasury Bonds	3.125	02/15/2042	500,000	431,094
U.S. Treasury Bonds	3.000	05/15/2042	500,000	419,297
U.S. Treasury Bonds	3.125	02/15/2043	300,000	256,875
U.S. Treasury Bonds	2.875	05/15/2043	250,000	202,617
U.S. Treasury Bonds	3.625	08/15/2043	400,000	377,750
U.S. Treasury Notes	0.250	03/31/2015	1,000,000	1,000,547
U.S. Treasury Notes	2.500	03/31/2015	800,000	822,718
U.S. Treasury Notes	0.250	05/15/2015	1,000,000	1,000,625
U.S. Treasury Notes	0.250	05/31/2015	1,000,000	1,000,469
U.S. Treasury Notes	0.375	06/30/2015	500,000	501,035
U.S. Treasury Notes	1.875	06/30/2015	700,000	716,953
U.S. Treasury Notes	1.750	07/31/2015	500,000	511,660
U.S. Treasury Notes	1.250	08/31/2015	1,000,000	1,015,898
U.S. Treasury Notes	0.250	09/15/2015	2,000,000	1,998,360
U.S. Treasury Notes	2.000	01/31/2016	500,000	516,406
U.S. Treasury Notes	0.375	02/15/2016	2,000,000	1,998,124
U.S. Treasury Notes	2.125	02/29/2016	500,000	518,242
U.S. Treasury Notes	0.500	06/15/2016	3,250,000	3,246,698
U.S. Treasury Notes	1.500	06/30/2016	500,000	511,523
U.S. Treasury Notes	3.250	07/31/2016	125,000	133,486
U.S. Treasury Notes	1.000	09/30/2016	600,000	605,156
U.S. Treasury Notes	0.625	10/15/2016	2,000,000	1,996,250
U.S. Treasury Notes	1.000	10/31/2016	750,000	755,684
U.S. Treasury Notes	0.625	12/15/2016	700,000	697,157
U.S. Treasury Notes	4.625	02/15/2017	500,000	557,656
U.S. Treasury Notes	0.875	04/30/2017	1,500,000	1,495,547
U.S. Treasury Notes	3.125	04/30/2017	250,000	267,637
U.S. Treasury Notes	0.625	09/30/2017	600,000	587,531
U.S. Treasury Notes	1.875	10/31/2017	500,000	512,500
U.S. Treasury Notes	0.750	02/28/2018	1,750,000	1,703,926
U.S. Treasury Notes	0.750	03/31/2018	1,000,000	971,562
U.S. Treasury Notes	1.000	05/31/2018	750,000	733,594
U.S. Treasury Notes	2.375	06/30/2018	700,000	725,976
U.S. Treasury Notes	1.375	09/30/2018	600,000	592,687
U.S. Treasury Notes	1.750	10/31/2018	550,000	552,406
U.S. Treasury Notes	1.250	11/30/2018	500,000	489,297
U.S. Treasury Notes	2.750	02/15/2019	1,000,000	1,047,812
U.S. Treasury Notes	3.125	05/15/2019	750,000	799,219
U.S. Treasury Notes	1.125	05/31/2019	500,000	480,000
U.S. Treasury Notes	3.375	11/15/2019	600,000	645,375
U.S. Treasury Notes	1.250	02/29/2020	750,000	709,981
U.S. Treasury Notes	1.125	03/31/2020	500,000	468,516
U.S. Treasury Notes	1.375	05/31/2020	500,000	473,867
U.S. Treasury Notes	1.875	06/30/2020	250,000	243,926
U.S. Treasury Notes	2.625	08/15/2020	250,000	255,078
U.S. Treasury Notes	3.125	05/15/2021	1,300,000	1,355,149
U.S. Treasury Notes	2.125	08/15/2021	800,000	775,000
U.S. Treasury Notes	2.000	02/15/2023	1,000,000	927,656
U.S. Treasury Notes	1.750	05/15/2023	500,000	450,664
U.S. Treasury Notes	2.500	08/15/2023	500,000	480,156

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
U.S. Government and Agency Obligations (14.1%) (continued)
U.S. Treasury Notes	2.750%	11/15/2023	$300,000	$293,484
Total U.S. government and agency obligations (cost: $46,516,962)				46,418,014
Mortgage-Backed and Asset-Backed Securities (10.3%)
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A2	3.270	02/20/2018	1,000,000	1,052,387
Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Cl. AAB	5.379	09/10/2047	199,852	201,216
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Cl. A3	5.209	12/11/2038	186,964	186,883
Bear Stearns Commercial Mortgage Securities, Ser. 2006-T24, Cl. AAB	5.533	10/12/2041	14,258	14,238
CSFB Mortgage Securities Corp., Ser. 2005-C5, Cl. AAB[3]	5.100	08/15/2038	95,608	95,579
Federal Home Loan Banks	4.625	06/12/2015	1,000,000	1,060,884
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	245,377	261,578
FHLMC Gold Pool #A11823	5.000	08/01/2033	126,365	136,605
FHLMC Gold Pool #A14499	6.000	10/01/2033	36,034	40,352
FHLMC Gold Pool #A16641	5.500	12/01/2033	69,250	76,195
FHLMC Gold Pool #A42106	6.500	01/01/2036	77,057	85,816
FHLMC Gold Pool #A42908	6.000	02/01/2036	16,287	18,141
FHLMC Gold Pool #A51101	6.000	07/01/2036	19,251	21,361
FHLMC Gold Pool #A56247	6.000	01/01/2037	95,447	105,297
FHLMC Gold Pool #A58278	5.000	03/01/2037	69,271	74,573
FHLMC Gold Pool #A58965	5.500	04/01/2037	98,869	107,755
FHLMC Gold Pool #A71576	6.500	01/01/2038	124,375	138,263
FHLMC Gold Pool #A91064	4.500	02/01/2040	637,496	675,384
FHLMC Gold Pool #B12969	4.500	03/01/2019	73,266	77,667
FHLMC Gold Pool #B19462	5.000	07/01/2020	28,013	29,667
FHLMC Gold Pool #C01086	7.500	11/01/2030	4,044	4,681
FHLMC Gold Pool #C01271	6.500	12/01/2031	9,695	10,993
FHLMC Gold Pool #C01302	6.500	11/01/2031	4,627	5,155
FHLMC Gold Pool #C01676	6.000	11/01/2033	26,366	29,512
FHLMC Gold Pool #C03478	4.500	06/01/2040	593,023	628,222
FHLMC Gold Pool #C03520	4.000	09/01/2040	449,080	461,514
FHLMC Gold Pool #C09013	3.000	09/01/2042	482,975	458,131
FHLMC Gold Pool #C14872	6.500	09/01/2028	5,296	5,896
FHLMC Gold Pool #C20853	6.000	01/01/2029	102,297	114,543
FHLMC Gold Pool #C56017	6.500	03/01/2031	103,734	117,929
FHLMC Gold Pool #C61802	5.500	12/01/2031	8,322	9,075
FHLMC Gold Pool #C65255	6.500	03/01/2032	10,019	11,157
FHLMC Gold Pool #C68790	6.500	07/01/2032	18,629	20,745
FHLMC Gold Pool #C74741	6.000	12/01/2032	19,081	21,359
FHLMC Gold Pool #C79886	6.000	05/01/2033	122,948	135,770
FHLMC Gold Pool #E00878	6.500	07/01/2015	2,217	2,267
FHLMC Gold Pool #E01007	6.000	08/01/2016	3,959	4,132
FHLMC Gold Pool #E02735	3.500	10/01/2025	279,468	291,510
FHLMC Gold Pool #E77962	6.500	07/01/2014	760	763
FHLMC Gold Pool #E85353	6.000	09/01/2016	12,783	13,269
FHLMC Gold Pool #E95159	5.500	03/01/2018	18,902	19,904
FHLMC Gold Pool #E95734	5.000	03/01/2018	67,237	71,187
FHLMC Gold Pool #G01477	6.000	12/01/2032	96,982	108,524
FHLMC Gold Pool #G01727	6.000	08/01/2034	257,387	288,230
FHLMC Gold Pool #G02060	6.500	01/01/2036	212,818	236,819
FHLMC Gold Pool #G08016	6.000	10/01/2034	234,084	262,164
FHLMC Gold Pool #G08087	6.000	10/01/2035	59,453	66,464
FHLMC Gold Pool #G11753	5.000	08/01/2020	73,760	78,301
FHLMC Gold Pool #G18376	4.000	01/01/2026	204,879	216,561
FHLMC Gold Pool #J05930	5.500	03/01/2021	28,694	30,232
FHLMC Gold Pool #Q14998	3.500	01/01/2043	445,245	442,282

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (10.3%) (continued)
FHLMC Gold Pool #Q17913	3.000%	04/01/2043	$489,638	$464,451
FHLMC Gold Pool #Q23658	4.000	12/01/2043	250,025	257,028
FNMA Pool #357269	5.500	09/01/2017	35,154	37,572
FNMA Pool #357637	6.000	11/01/2034	41,179	46,209
FNMA Pool #545929	6.500	08/01/2032	14,247	16,029
FNMA Pool #555591	5.500	07/01/2033	30,084	33,149
FNMA Pool #574922	6.000	04/01/2016	352	362
FNMA Pool #579170	6.000	04/01/2016	822	823
FNMA Pool #584953	7.500	06/01/2031	5,215	5,294
FNMA Pool #651220	6.500	07/01/2032	4,828	5,373
FNMA Pool #725793	5.500	09/01/2019	193,374	209,043
FNMA Pool #890258	3.000	12/01/2025	456,181	465,883
FNMA Pool #910446	6.500	01/01/2037	47,049	52,338
FNMA Pool #914468	5.500	04/01/2037	207,532	227,860
FNMA Pool #915258	5.500	04/01/2037	206,664	226,905
FNMA Pool #922224	5.500	12/01/2036	184,458	204,486
FNMA Pool #936760	5.500	06/01/2037	180,309	198,045
FNMA Pool #942956	6.000	09/01/2037	86,480	95,677
FNMA Pool #945882	6.000	08/01/2037	123,358	136,574
FNMA Pool #AA2238	4.000	05/01/2024	95,103	100,907
FNMA Pool #AA3263	5.000	02/01/2039	270,187	295,320
FNMA Pool #AB1241	3.500	07/01/2025	210,546	220,653
FNMA Pool #AB4295	3.500	01/01/2042	391,286	389,103
FNMA Pool #AB4490	3.000	02/01/2027	21,971	22,444
FNMA Pool #AC8326	5.000	07/01/2040	622,498	677,264
FNMA Pool #AD0311	5.000	05/01/2038	418,363	454,148
FNMA Pool #AD1662	5.000	03/01/2040	506,407	554,216
FNMA Pool #AD7078	4.500	06/01/2025	162,762	173,219
FNMA Pool #AE0216	4.000	08/01/2040	116,903	120,355
FNMA Pool #AE0949	4.000	02/01/2041	541,659	557,901
FNMA Pool #AE2575	4.000	09/01/2040	374,190	385,377
FNMA Pool #AH5013	4.500	02/01/2041	421,769	449,575
FNMA Pool #AH6228	4.500	03/01/2041	521,445	555,762
FNMA Pool #AH8003	3.500	03/01/2041	138,344	137,575
FNMA Pool #AH9170	4.500	05/01/2041	357,654	379,472
FNMA Pool #AI5868	4.500	07/01/2041	146,048	154,850
FNMA Pool #AJ1954	4.000	10/01/2041	243,599	250,940
FNMA Pool #AJ6927	3.500	11/01/2041	155,998	155,128
FNMA Pool #AJ7524	3.000	01/01/2027	222,396	227,208
FNMA Pool #AJ7717	3.000	12/01/2026	177,158	180,985
FNMA Pool #AK0685	4.000	01/01/2042	366,967	380,862
FNMA Pool #AK3929	3.500	04/01/2042	223,830	222,581
FNMA Pool #AK6980	2.500	03/01/2027	320,655	318,462
FNMA Pool #AO7151	3.000	08/01/2042	393,459	373,939
FNMA Pool #AP2658	3.500	08/01/2042	444,098	441,611
FNMA Pool #AQ1185	3.000	10/01/2042	467,970	444,735
FNMA Pool #AQ7447	2.500	01/01/2028	458,839	454,636
FNMA Pool #AR4154	2.500	02/01/2028	492,386	487,876
FNMA Pool #AR9391	3.500	05/01/2043	249,636	248,255
FNMA Pool #AS1355	2.500	12/01/2028	250,000	247,710
FNMA Pool #AT2723	3.000	05/01/2043	487,016	462,855
FNMA Pool #AT4473	3.000	07/01/2043	498,285	473,628
FNMA Pool #AU1960	3.000	07/01/2043	249,622	237,298
FNMA Pool #AU3428	3.500	08/01/2043	242,556	241,203
FNMA Pool #AV0699	3.500	12/01/2043	250,000	248,605
FNMA Pool #MA0517	4.000	09/01/2020	458,064	486,670
FNMA Pool #MA0699	4.000	04/01/2041	292,504	301,255
FNMA Pool #MA1027	3.500	04/01/2042	181,199	180,188
FNMA Pool #MA1103	3.500	07/01/2042	396,174	393,955
GNMA CMO, Ser. 2010-22, Cl. AD	3.633	10/16/2039	193,395	195,172
GNMA Pool #424578	6.500	04/15/2026	56,357	62,885

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
Mortgage-Backed and Asset-Backed Securities (10.3%) (continued)
GNMA Pool #431962	6.500%	05/15/2026	$5,812	$6,483
GNMA Pool #436741	7.500	01/15/2027	9,023	10,228
GNMA Pool #443216	8.000	07/15/2027	3,725	3,930
GNMA Pool #479743	7.500	11/15/2030	14,085	16,030
GNMA Pool #511778	7.500	11/15/2030	17,828	20,319
GNMA Pool #515965	4.000	11/15/2041	325,418	338,646
GNMA Pool #542083	7.000	01/15/2031	35,656	38,073
GNMA Pool #552466	6.500	03/15/2032	18,695	21,622
GNMA Pool #574395	6.000	01/15/2032	19,665	22,165
GNMA Pool #690843	5.000	05/15/2038	146,467	158,969
GNMA Pool #718832	5.500	09/15/2039	231,623	254,329
GNMA Pool #727811	4.500	07/15/2040	629,067	671,979
GNMA Pool #729037	5.000	02/15/2040	407,626	443,752
GNMA Pool #737644	4.500	11/15/2040	351,868	380,990
GNMA Pool #738425	4.500	06/15/2041	70,853	75,817
GNMA Pool #739222	4.000	07/15/2040	55,375	57,614
GNMA Pool #741125	4.000	07/15/2040	48,745	50,725
GNMA Pool #741151	4.500	09/15/2040	223,115	238,688
GNMA Pool #741682	4.000	07/15/2041	186,022	193,576
GNMA Pool #741872	4.000	05/15/2040	271,940	282,941
GNMA Pool #762133	4.500	04/15/2041	218,171	233,411
GNMA Pool #778792	3.500	01/15/2042	212,718	214,760
GNMA Pool #779241	3.500	05/15/2042	449,454	453,769
GNMA Pool #782563	5.000	02/15/2039	146,013	158,581
GNMA Pool #796303	3.500	09/15/2042	445,619	449,897
GNMA Pool #AA2972	3.000	08/15/2042	447,797	433,307
GNMA Pool #AA6408	3.000	05/15/2043	246,056	238,116
GNMA Pool #AA7865	3.500	06/15/2042	197,681	199,579
GNMA Pool #AC4005	3.000	06/15/2043	247,328	239,325
GNMA Pool #AF4935	3.000	08/15/2043	248,744	240,713
GNMA Pool #AF5077	3.500	08/15/2043	246,491	248,857
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A2	3.290	03/25/2018	1,000,000	1,051,529
JPMorgan Mortgage Trust 2013-2, Ser. 2013-2, Cl. A2, 144A2,3	3.500	05/25/2043	922,372	888,680
Small Business Administration, Ser. 2006-10A, Cl. 1	5.524	03/10/2016	71,454	75,766
Small Business Administration Participation Certificates, Ser. 2006-20C, Cl. 1	5.570	03/01/2026	186,390	203,704
TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Cl. A3[3]	5.650	08/15/2039	328,206	337,251
Total mortgage-backed and asset-backed securities (cost: $33,535,420)				33,611,137
Corporate Obligations (8.6%)
Aerospace & Defense (0.1%)
Triumph Group, Inc., Sr. Notes, 144A2	4.875	04/01/2021	500,000	485,000
Banks (1.5%)
Citigroup, Inc., Sr. Unsec'd. Notes	4.750	05/19/2015	1,000	1,052
Citigroup, Inc.	3.875	10/25/2023	500,000	491,529
Discover Bank, Sr. Unsec'd. Notes	2.000	02/21/2018	1,000,000	982,164
Goldman Sachs Group, Inc. (The), Ser. GLOB, Sr. Unsec'd. Notes	2.375	01/22/2018	1,000,000	1,003,801
JPMorgan Chase & Co., Ser. Q3	5.150	12/31/2049	500,000	448,750
Morgan Stanley, Sr. Unsec'd. Notes	2.125	04/25/2018	500,000	495,687
PNC Financial Services Group, Inc. (The), Ser. R3	4.850	12/31/2049	500,000	447,750
Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,108,139
				4,978,872
Beverages (0.6%)
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	2.500	07/15/2022	2,000,000	1,849,936
Chemicals (0.3%)
Dow Chemical Co. (The), Sr. Unsec'd. Notes	4.375	11/15/2042	1,000,000	878,032

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.0%) (continued)
Corporate Obligations (8.6%) (continued)
Commercial Services (0.2%)
ERAC USA Finance LLC, Gtd. Notes, 144A2	3.300%	10/15/2022	$500,000	$464,565
Service Corp. International	6.750	04/01/2016	200,000	218,000
				682,565
Diversified Financial Services (0.5%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	5.750	02/01/2021	750,000	840,200
Unison Ground Lease Funding LLC, Unsec'd. Notes, 144A2	5.780	03/15/2020	1,000,000	947,728
				1,787,928
Electric (1.4%)
CMS Energy Corp., Sr. Unsec'd. Notes	6.250	02/01/2020	500,000	578,058
Great Plains Energy, Inc., Sr. Unsec'd. Notes	5.292	06/15/2022	1,000,000	1,072,880
NV Energy, Inc., Sr. Unsec'd. Notes	6.250	11/15/2020	1,083,000	1,255,760
Public Service Co. of New Mexico	7.950	05/15/2018	500,000	594,335
Puget Energy, Inc., Sr. Sec'd. Notes	6.000	09/01/2021	1,000,000	1,118,291
				4,619,324
Environmental Control (0.4%)
Waste Management, Inc.	7.375	05/15/2029	1,000,000	1,216,780
Food (0.2%)
General Mills, Inc.	3.150	12/15/2021	500,000	489,446
Insurance (0.6%)
Allstate Corp. (The)	5.750	08/15/2053	1,000,000	1,007,500
American International Group, Inc.	4.125	02/15/2024	500,000	497,101
Metropolitan Life Global Funding I, Sec'd. Notes, 144A2	3.000	01/10/2023	500,000	465,847
				1,970,448
Iron/Steel (0.3%)
Arcelormittal, Sr. Unsec'd. Notes	4.250	08/05/2015	500,000	517,500
Steel Dynamics, Inc.	5.250	04/15/2023	500,000	500,000
				1,017,500
Media (0.3%)
Comcast Corp., Gtd. Notes	4.250	01/15/2033	1,000,000	928,919
Oil & Gas (0.8%)
Continental Resources, Inc., Gtd. Notes	5.000	09/15/2022	1,000,000	1,038,750
Union Pacific Resources Group, Inc., Sr. Unsec'd. Notes	7.050	05/15/2018	250,000	280,405
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	1,000,000	1,140,734
				2,459,889
Pharmaceuticals (0.4%)
Actavis, Inc.	3.250	10/01/2022	1,000,000	932,719
Zoetis, Inc., Sr. Unsec'd. Notes, 144A2	1.875	02/01/2018	500,000	495,891
				1,428,610
Pipelines (0.2%)
Energy Transfer Partners LP	4.900	02/01/2024	750,000	761,381
Telecommunications (0.5%)
AT&T, Inc., Sr. Unsec'd. Notes	2.625	12/01/2022	1,000,000	902,262
Verizon Communications, Inc.	6.400	09/15/2033	750,000	862,591
				1,764,853
Trucking & Leasing (0.3%)
Aviation Capital Group Corp., Sr. Unsec'd. Notes, 144A2	4.625	01/31/2018	1,000,000	1,035,222
Total corporate obligations (cost: $28,760,342)				28,354,705
Total long-term notes and bonds (cost: $108,812,724)				108,383,856
Short-Term Notes and Bonds (2.9%)
U.S. Government and Agency Obligations (2.9%)
Federal Farm Credit Bank	2.625	04/17/2014	1,000,000	1,007,272
Federal Home Loan Banks	2.500	06/13/2014	1,000,000	1,010,557
FNMA	1.300	03/17/2014	1,000,000	1,002,247

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds (2.9%) (continued)
U.S. Government and Agency Obligations (2.9%) (continued)
U.S. Treasury Bill Discount Note	0.110%	05/29/2014	$1,000,000	$999,765
U.S. Treasury Bill Discount Note	0.135	06/26/2014	500,000	499,800
U.S. Treasury Notes	0.250	05/31/2014	1,000,000	1,000,586
U.S. Treasury Notes	0.250	08/31/2014	2,000,000	2,001,718
U.S. Treasury Notes	0.250	09/30/2014	1,000,000	1,000,820
U.S. Treasury Notes	0.500	10/15/2014	950,000	952,671
U.S. Treasury Notes	2.125	11/30/2014	200,000	203,547
Total short-term notes and bonds (cost: $9,655,340)				9,678,983
			Shares
Exchange-Traded Funds (4.5%)
iShares Russell Midcap Growth Index Fund			55,400	4,674,652
iShares S&P 500 Growth Index Fund			47,800	4,719,294
iShares S&P Midcap 400 Growth Index Fund			27,000	4,059,450
iShares S&P Smallcap 600 Growth Index Fund			10,700	1,271,909
Total exchange-traded funds (cost: $7,044,857)				14,725,305
Money Market Mutual Funds (2.0%)
BlackRock Liquidity TempFund Portfolio, 0.05%[4]			6,430,000	6,430,000
Total money market mutual funds (cost: $6,430,000)				6,430,000
Mutual Funds (1.8%)
Vanguard Growth Index Fund			134,800	5,974,336
Total mutual funds (cost: $4,259,680)				5,974,336
Total investments (99.7%) (cost: $255,656,522)				327,447,302
Other assets in excess of liabilities (0.3%)				956,602
Net assets (100.0%)				$328,403,904

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

PLC – Public Limited Company

1  Non-Income producing securities.

2  The144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

3  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2013.

4  The rate shown reflects the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2013

Description	Shares	Value
Common Stocks (95.3%)
Aerospace & Defense (3.3%)
General Dynamics Corp.	1,150	$109,883
Precision Castparts Corp.	500	134,650
		244,533
Agriculture (2.5%)
Archer-Daniels-Midland Co.	4,200	182,280
Apparel (4.9%)
Columbia Sportswear Co.	1,900	149,625
Wolverine World Wide, Inc.	6,200	210,552
		360,177
Banks (11.7%)
Bank of Hawaii Corp.	2,200	130,108
Bank of New York Mellon Corp. (The)	4,900	171,206
Citigroup, Inc.	1,300	67,743
JPMorgan Chase & Co.	2,650	154,972
Northern Trust Corp.	2,300	142,347
U.S. Bancorp	4,800	193,920
		860,296
Beverages (2.1%)
Coca-Cola Co. (The)	3,800	156,978
Biotechnology (1.7%)
Amgen, Inc.	1,100	125,576
Chemicals (0.3%)
Dow Chemical Co. (The)	500	22,200
Commercial Services (1.0%)
Robert Half International, Inc.	1,700	71,383
Computers & Peripherals (0.8%)
Apple, Inc.	100	56,111
Diversified Financial Services (1.8%)
Investment Technology Group, Inc.[1]	4,200	86,352
Janus Capital Group, Inc.	3,500	43,295
		129,647
Electronics (2.2%)
Daktronics, Inc.	2,400	37,632
FLIR Systems, Inc.	4,200	126,420
		164,052
Food (3.3%)
Fresh Del Monte Produce, Inc.	4,200	118,860
Sysco Corp.	3,400	122,740
		241,600
Healthcare Products (7.3%)
Baxter International, Inc.	1,800	125,190
Medtronic, Inc.	3,400	195,126
Thoratec Corp.[1]	1,300	47,580
Zimmer Holdings, Inc.	1,800	167,742
		535,638
Insurance (0.4%)
Aegon NV	3,477	32,962
Iron/Steel (2.0%)
Nucor Corp.	2,800	149,464
Machinery-Diversified (1.2%)
Cummins, Inc.	600	84,582
Description	Shares	Value
Metal Fabricate/Hardware (0.6%)
Valmont Industries, Inc.	300	$44,736
Miscellaneous Manufacturing (8.3%)
Carlisle Cos., Inc.	1,950	154,830
Crane Co.	1,900	127,775
General Electric Co.	6,400	179,392
Illinois Tool Works, Inc.	1,750	147,140
		609,137
Oil & Gas (11.6%)
ConocoPhillips	2,400	169,560
Ensco PLC, Class A	1,000	57,180
Exxon Mobil Corp.	1,800	182,160
Occidental Petroleum Corp.	300	28,530
Phillips 66	1,600	123,408
Royal Dutch Shell PLC ADR	900	64,143
Tidewater, Inc.	2,600	154,102
Valero Energy Corp.	1,400	70,560
		849,643
Pharmaceuticals (2.9%)
McKesson Corp.	1,300	209,820
Retail (3.7%)
Bed Bath & Beyond, Inc.[1]	1,200	96,360
Home Depot, Inc. (The)	800	65,872
Kohl's Corp.	2,000	113,500
		275,732
Semiconductors (10.5%)
Applied Materials, Inc.	7,800	137,982
Intel Corp.	6,000	155,760
Maxim Integrated Products, Inc.	1,900	53,029
Microchip Technology, Inc.	2,700	120,825
QUALCOMM, Inc.	2,200	163,350
Skyworks Solutions, Inc.[1]	1,600	45,696
Texas Instruments, Inc.	2,100	92,211
		768,853
Software (4.7%)
Adobe Systems, Inc.[1]	1,500	89,820
Autodesk, Inc.[1]	1,100	55,363
Microsoft Corp.	2,500	93,575
Oracle Corp.	2,700	103,302
		342,060
Specialty Retail (0.0%)
CST Brands, Inc.	77	2,827
Telecommunications (2.5%)
Cisco Systems, Inc.	6,750	151,537
Corning, Inc.	2,000	35,640
		187,177
Toys/Games/Hobbies (0.8%)
Mattel, Inc.	1,250	59,475
Transportation (3.2%)
Norfolk Southern Corp.	1,400	129,963
Werner Enterprises, Inc.	4,400	108,812
		238,775
Total common stocks (cost: $4,892,146)		7,005,714

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO (continued)

December 31, 2013

Description	Shares	Value
Money Market Mutual Funds[2] (4.1%)
BlackRock Liquidity TempFund Portfolio, 0.05%	200,000	$200,000
Federated Prime Obligation Fund, 0.02%	100,000	100,000
Total money market mutual funds (cost: $300,000)		300,000
Total investments (99.4%) (cost: $5,192,146)		7,305,714
Other assets in excess of liabilities (0.6%)		47,624
Net assets (100.0%)		$7,353,338

The following abbreviations are used in the portfolio descriptions:

ADR – American Depositary Receipt

PLC – Public Limited Company

1  Non-Income producing securities.

2  The rate shown reflects the seven day yield as of December 31, 2013.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Summary of Significant Accounting Policies

The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (the "Portfolios"). Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company® ("AUL") to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

Class O and Advisor Class Shares

The Fund issues Class O shares and Advisor Class shares of common stock relating to the Portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid by Advisor Class shares pursuant to the 12b-1distribution plan.

Fair Value Measurements

Various inputs are used in determining the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical assets.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumption based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith pursuant to procedures established by and under supervision of the Board of Directors.

The following is a description of the valuation techniques applied to the major categories of assets measured at fair value:

Equity Securities (Preferred and Common Stock) – Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price. Securities that are principally traded on the New York Stock Exchange ("NYSE") are stated at value as of the close of regular trading, normally 4:00 p.m., Eastern Standard Time. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mortgage-Backed and Asset-Backed Securities – The fair value is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, these values would be categorized in level 2 of the fair value hierarchy; otherwise they would be categorized as level 3.

Corporate Obligations – Corporate obligations for which representative market quotes are readily available are valued at the latest evaluated bid price or the mean of the latest bid and ask price. Certain corporate obligations may be priced using a matrix price as provided by a pricing vendor. While all corporate obligations are categorized in level 2 of the fair value hierarchy, in instances where reliable observable market inputs cannot be obtained, they are categorized in level 3.

Mutual Funds – Investments in mutual funds, including exchange-traded funds and money market mutual funds, are valued at the mutual fund's closing net asset value per share on the day of the valuation and are classified under level 1 of the fair value hierarchy.

U.S. Government and Agency Obligations – U.S. Government obligations are valued at the latest evaluated bid price. Certain obligations may be valued using dealer quotations. U.S. Government and Agency obligations are categorized in level 2 of the fair value hierarchy.

Short-Term Fixed Income Securities – Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. These securities are listed under level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Portfolios' assets carried at fair value:

	Value Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$245,547,925	$–	$–	$245,547,925
Commercial Paper	–	3,999,940	–	3,999,940
Exchange-Traded Funds	13,801,972	–	–	13,801,972
Money Market Mutual Funds	6,500,000	–	–	6,500,000
Total	$265,849,897	$3,999,940	$–	$269,849,837

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

	Money Market Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
U.S. Government and Agency Obligations	$–	$21,998,365	$–	$21,998,365
Commercial Paper	–	102,825,119	–	102,825,119
Money Market Mutual Funds	9,490,000	–	–	9,490,000
Total	$9,490,000	$124,823,484	$–	$134,313,484

The Money Market Portfolio securities, excluding money market mutual funds, are valued at amortized cost. The Money Market Portfolio's use of the amortized cost method is conditioned on its compliance with certain provisions of Rule 2a-7 of the 1940 Act. OneAmerica Asset Management, LLC ("OAM") is responsible for reviewing this method of valuation to ensure that the Money Market Portfolio's securities are reflected at their fair value.

	Investment Grade Bond Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stocks	$840,000	$–	$–	$840,000
U.S. Government and Agency Obligations	–	47,117,753	–	47,117,753
Mortgage-Backed and Asset-Backed Securities	–	38,354,976	–	38,354,976
Corporate Obligations	–	28,173,830	–	28,173,830
Money Market Mutual Funds	1,150,000	–	–	1,150,000
Total	$1,990,000	$113,646,559	$–	$115,636,559
	Asset Director Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Preferred Stocks	$840,000	$–	$–	$840,000
Common Stocks	181,414,822	–	–	181,414,822
U.S. Government and Agency Obligations	–	56,096,997	–	56,096,997
Mortgage-Backed and Asset-Backed Securities	–	33,611,137	–	33,611,137
Corporate Obligations	–	28,354,705	–	28,354,705
Exchange-Traded Funds	14,725,305	–	–	14,725,305
Money Market Mutual Funds	6,430,000	–	–	6,430,000
Mutual Funds	5,974,336	–	–	5,974,336
Total	$209,384,463	$118,062,839	$–	$327,447,302
	Socially Responsive Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$7,005,714	$–	$–	$7,005,714
Money Market Mutual Funds	300,000	–	–	300,000
Total	$7,305,714	$–	$–	$7,305,714

It is the Portfolios' policy to recognize transfers in and transfers out at fair value as of the beginning of the year. The Portfolios did not have any transfers between levels of the fair value hierarchy during the reporting year.

For the year ended December 31, 2013, there have been no changes in the valuation methodologies and the Portfolios did not use any significant unobservable inputs (Level 3) in determining the fair value of investments.

The Fund's Board of Directors has the primary responsibility for fair value measurements and has delegated the responsibility of the daily valuation process to BNY Mellon Asset Servicing (the "Bank") as fund accountant, and the investment advisor, OAM. The fund accountant, pursuant to the valuation policies and procedures adopted by the Board of Directors, is responsible for obtaining prices, testing valuation, and evaluating the integrity of the routine pricing process. The fund accountant is aided in its efforts by OAM, which is responsible for establishing the criteria for determining fair value of investments when prices are not readily available and communicating such information to the fund accountant. When determining the reliability of independent pricing services for investments owned by the Fund, the fund accountant, in conjunction with OAM, conducts due diligence reviews of the pricing process, including methodology, and monitors the quality of security prices received through various testing reports.

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

The categorization of the fair value measurements of investments priced by independent pricing services was based upon judgment of the inputs and methodologies used by the independent pricing services to value different asset classes. The Fund categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

1  Refer to Schedule of Investments for industry classifications.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses are determined on a first-in first-out accounting basis and are allocated among the portfolios and share classes based on relative net assets.

Income and Expense

Dividend income is recorded on the ex-dividend date, and interest income is accrued daily from settlement date. Portfolio expenses are recorded on an accrual basis and are allocated among the Portfolios and share classes based on relative net assets or another appropriate allocation method. However, distribution fees are charged only to Advisor Class shares. Discounts and premiums on securities purchased are amortized using the level yield scientific method over the life of the respective securities.

Taxes

The Portfolios intend to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Portfolios policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

Dividend and Capital Gain Distributions

For the Money Market Portfolio, dividends from net investment income are accrued daily and paid monthly. Also, if applicable, capital gain distributions are declared and paid annually. For all other Portfolios, dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

2.  Related Party Transactions

On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2013, AUL's investment at value in the Socially Responsive Portfolio Class O shares and Advisor Class shares is $2,406,227 and $2,351,476, respectively, representing 65% of the Portfolio.

The Fund has an investment advisory agreement with OAM. Under the Investment Advisory Agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value	0.50%
Money Market	0.40%
Investment Grade Bond	0.50%
Asset Director	0.50%
Socially Responsive	0.70%

For Value Portfolio, Money Market Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, OAM has contractually agreed that its fees may be reduced if the aggregate expenses exceed 1% (1.3% for the Advisor Class) of the average daily net assets of the respective portfolios during the year. To the extent that OAM has reduced its advisory fees to prevent aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. Additionally, the total amount of any increase in OAM's fees will not exceed the amount of the prior fee reduction. Through December 31, 2013, no such expenses have been waived or recouped.

For the Money Market Portfolio, OAM has voluntarily agreed to provide an expense reimbursement to prevent the 1-day yield (excluding gains/losses) from falling below 0.0%. For the year ended December 31, 2013, OAM reimbursed $705,498 as a result of this voluntary agreement. OAM will not recoup any of this expense reimbursement.

For the Socially Responsive Portfolio, OAM has contractually agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that OAM has reduced its advisory fees to prevent aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Related Party Transactions (continued)

any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in OAM's fees will not exceed the amount of the prior fee reduction.

Year Waived	Amount Waived	Final Recoupment Year
2011	$25,336	2014
2012	$23,561	2015
2013	$17,829	2016

As of December 31, 2013, $64,459 in waived fees is due from OAM for the applicable portfolios. Other than the Socially Responsive Portfolio, OAM may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred for the year ended December 31, 2013 were $4,096,032 for all portfolios.

Distribution and Servicing (12b-1) Plan

Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Fund has agreed to pay OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services provided. The plan fee is used by AUL for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2013 for all portfolios were $403,341.

3.  Other Service Agreements

The Fund has agreements with the Bank whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with BNY Mellon Performance and Risk Analytics, LLC. ("PRA"), whereby PRA performs the stress testing of the Money Market Portfolio. The Fund has an agreement with U.S. Bancorp Fund Services, LLC. ("USBFS") whereby USBFS serves as the Fund's transfer agent.

4.  Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2013 were:

	Portfolio
	Value	Money Market	Investment Grade Bond	Asset Director	Socially Responsive
Common Stock:
Purchases	$32,303,300	$–	$–	$20,942,654	$1,355,713
Proceeds from sales	72,111,553	–	–	61,052,368	644,197
Corporate Obligations:
Purchases	–	–	38,319,960	36,864,330	–
Proceeds from sales and maturities	–	–	41,295,174	35,620,188	–
Government Bonds:
Purchases	–	–	23,919,656	31,575,795	–
Proceeds from sales and maturities	–	–	40,934,528	29,771,320	–
Preferred Stock:
Purchases	–	–	–	–	–
Proceeds from sales	–	–	1,009,125	1,009,125	–

Common stock activity includes mutual fund trades.

5.  Authorized Capital Shares

The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 8,000,000 unallocated shares. The remaining shares are allocated to each of the Portfolios as follows:

Value Portfolio – Class O	25,000,000
Value Portfolio – Advisor Class	12,000,000
Money Market Portfolio – Class O	400,000,000
Money Market Portfolio – Advisor Class	80,000,000
Investment Grade Bond Portfolio – Class O	25,000,000
Investment Grade Bond Portfolio – Advisor Class	12,000,000
Asset Director Portfolio – Class O	36,000,000
Asset Director Portfolio – Advisor Class	12,000,000
Socially Responsive Portfolio – Class O	5,000,000
Socially Responsive Portfolio – Advisor Class	5,000,000
612,000,000

NOTES TO FINANCIAL STATEMENTS (continued)

6.  Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for tax purposes at December 31, 2013, is:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value	$183,233,117	$91,737,316	$(5,114,166)	$86,623,150
Money Market	134,313,484	–	–	–
Investment Grade Bond	115,257,942	2,831,304	(2,452,687)	378,617
Asset Director	255,656,599	76,916,730	(5,126,028)	71,790,702
Socially Responsive	5,208,829	2,190,527	(93,643)	2,096,884

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses in wash sales.

7.  Shareholders

Shareholders, shares outstanding and percentage owned at December 31, 2013, are:

	Value Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	2,300,499	26.7%	313,993	33.5%
AUL Group Retirement Annuity Separate Account II	2,193,408	25.4%	624,084	66.5%
AUL Pooled Separate Accounts	2,389,015	27.7%	–	–
AUL American Individual Unit Trust	237,291	2.7%	–	–
AUL American Individual Variable Annuity Unit Trust	1,141,634	13.2%	–	–
AUL American Individual Variable Life Unit Trust	371,336	4.3%	–	–
	8,633,183	100.0%	938,077	100.0%
	Money Market Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	16,360,751	14.8%	6,570,722	27.4%
AUL Group Retirement Annuity Separate Account II	68,507,553	61.9%	17,426,289	72.6%
AUL Pooled Separate Accounts	327,097	0.3%	–	–
AUL American Individual Unit Trust	1,312,359	1.2%	–	–
AUL American Individual Variable Annuity Unit Trust	19,787,651	17.9%	–	–
AUL American Individual Variable Life Unit Trust	4,330,631	3.9%	–	–
	110,626,042	100.0%	23,997,011	100.0%
	Investment Grade Bond Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	1,699,396	16.7%	277,049	49.1%
AUL Group Retirement Annuity Separate Account II	2,940,254	28.9%	287,454	50.9%
AUL Pooled Separate Accounts	1,771,791	17.4%	–	–
AUL American Individual Unit Trust	159,735	1.6%	–	–
AUL American Individual Variable Annuity Unit Trust	3,105,925	30.6%	–	–
AUL American Individual Variable Life Unit Trust	490,407	4.8%	–	–
	10,167,508	100.0%	564,503	100.0%

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Shareholders (continued)

	Asset Director Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	4,405,039	35.4%	1,283,112	35.0%
AUL Group Retirement Annuity Separate Account II	6,373,528	51.2%	2,383,897	65.0%
AUL American Individual Unit Trust	192,259	1.6%	–	–
AUL American Individual Variable Annuity Unit Trust	1,061,733	8.5%	–	–
AUL American Individual Variable Life Unit Trust	411,520	3.3%	–	–
	12,444,079	100.0%	3,667,009	100.0%
	Socially Responsive Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL	190,607	59.0%	186,344	71.8%
AUL American Unit Trust	126,607	39.2%	62,662	24.1%
AUL Group Retirement Annuity Separate Account II	5,776	1.8%	10,577	4.1%
	322,990	100.0%	259,583	100.0%

8.  Federal Tax Information

The tax components of dividends paid for the years ended December 31, 2013 and December 31, 2012 were as follows:

	Value		Money Market
	12/31/13	12/31/12	12/31/13	12/31/12
Ordinary income	$3,899,412	$4,523,868	$–	$–
Long-term capital gains	1,263,749	–	61	127
Return of Capital	–	773	–	–
	Investment Grade Bond		Asset Director
	12/31/13	12/31/12	12/31/13	12/31/12
Ordinary income	$3,324,064	$4,556,217	$5,696,982	$7,224,463
Long-term capital gains	726,201	2,376,287	9,005,026	1,478,373
	Socially Responsive
	12/31/13	12/31/12
Ordinary income	$43,145	$47,929
Long-term capital gains	–	–

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Value	Investment Grade Bond	Asset Director	Socially Responsive
Undistributed ordinary income	$3,319	$5,134	$3,971	$495
Undistributed long-term gain	7,236,695	15,201	5,249,683	–

Undistributed ordinary income amounts include distributions from short-term capital gains.

For the year ended December 31, 2013, the reclassification arising from book/tax differences resulted in increases/decreases that were primarily due to principal paydown adjustments to the components of net assets were as follows:

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)
Investment Grade Bond Portfolio	$343,465	$(343,465)
Asset Director Portfolio	288,566	(288,566)

For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2013 which are available to offset future capital gains, if any, to the extent allowed by the Internal Revenue Code. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 ("post-enactment losses") for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased

NOTES TO FINANCIAL STATEMENTS (continued)

8.  Federal Tax Information (continued)

likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Capital Loss Carryforward	Expiration	Character
Money Market Portfolio	$71	Unlimited	Short-term
Socially Responsive Portfolio	108,794	2016	Short-term
Socially Responsive Portfolio	182,856	2017	Short-term
Socially Responsive Portfolio	136,031	2018	Short-term
Socially Responsive Portfolio	164,688	Unlimited	Short-term

The Fund has no Internal Revenue Service or state examinations in progress and is not aware of any pending examinations.

Management of the Fund has reviewed all open tax years (2010-2013) of major jurisdictions and concluded that there are no significant uncertainties that would impact the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9.  Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10.  Risks and Contingencies

The Fund may invest in mortgage related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMO"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property or physical assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and fixed income securities.

11.  New and Recently Adopted Accounting Pronouncements

In December 2011 and January 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements, and securities borrowing/lending transactions that are offset in the statements of assets and liabilities or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statements of assets and liabilities). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting years after January 1, 2013 and should be applied retrospectively for all comparable years presented. The Fund does not currently participate in master netting agreements or similar agreements, therefore this requirement is not applicable.

12.  Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Value Portfolio – Class O
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.39	$0.39	$0.30	$0.28	$0.27
Net gain (loss) on investments	6.63	2.22	(0.79)	2.19	4.03
Total from investment operations	7.02	2.61	(0.49)	2.47	4.30
Shareholder distributions
Net investment income	(0.42)	(0.41)	(0.31)	(0.29)	(0.28)
Realized gain	(0.13)	–	–	–	–
Net increase (decrease)	6.47	2.20	(0.80)	2.18	4.02
Net asset value at beginning of year	21.78	19.58	20.38	18.20	14.18
Net asset value at end of year	$28.25	$21.78	$19.58	$20.38	$18.20
Total Return[2]	32.3%	13.3%	(2.4%)	13.5%	30.3%
Supplemental Data:
Net assets, end of year (000)	$243,919	$220,148	$219,733	$242,837	$230,501
Ratio to average net assets:
Expenses	0.58%	0.58%	0.59%	0.60%	0.60%
Net investment income	1.55%	1.84%	1.47%	1.51%	1.78%
Portfolio turnover rate	13%	8%	8%	10%	12%
	Value Portfolio – Advisor Class
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.31	$0.32	$0.24	$0.23	$0.23
Net gain (loss) on investments	6.58	2.20	(0.77)	2.16	3.99
Total from investment operations	6.89	2.52	(0.53)	2.39	4.22
Shareholder distributions
Net investment income	(0.34)	(0.35)	(0.25)	(0.24)	(0.24)
Realized gain	(0.13)	–	–	–	–
Net increase (decrease)	6.42	2.17	(0.78)	2.15	3.98
Net asset value at beginning of year	21.61	19.44	20.22	18.07	14.09
Net asset value at end of year	$28.03	$21.61	$19.44	$20.22	$18.07
Total Return[2]	31.9%	13.0%	(2.7%)	13.2%	29.9%
Supplemental Data:
Net assets, end of year (000)	$26,297	$25,541	$26,267	$28,867	$23,148
Ratio to average net assets:
Expenses	0.88%	0.88%	0.89%	0.90%	0.90%
Net investment income	1.24%	1.53%	1.18%	1.22%	1.47%
Portfolio turnover rate	13%	8%	8%	10%	12%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Money Market Portfolio – Class O
	For year ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$–	$–	$–	$	–[2]	$	–[2]
Net gain on investments	–[2]	–[2]	–[2]		–		–
Total from investment operations	–	–	–		–		–
Shareholder distributions
Net investment income	–	–	–[2]		–[2]		–[2]
Realized gain	–[2]	–[2]	–[2]		–		–
Net increase	–	–	–		–		–
Net asset value at beginning of year	1.00	1.00	1.00		1.00		1.00
Net asset value at end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return[3]	–%[4]	–%[4]	–%[4]		–%[4]		–%[4]
Supplemental Data:
Net assets, end of year (000)	$110,626	$123,344	$153,127		$162,523		$196,110
Ratio to average net assets:
Expenses	0.08%	0.10%	0.11%		0.20%		0.48%
Expenses before waived fees and reimbursed expenses	0.55%	0.53%	0.53%		0.53%		0.52%
Net investment income	0.00%	0.00%	0.00%		0.01%		0.11%
	Money Market Portfolio – Advisor Class
	For year ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$–	$–	$–	$	–[2]	$	–[2]
Net gain on investments	–[2]	–[2]	–[2]		–		–
Total from investment operations	–	–	–		–		–
Shareholder distributions
Net investment income	–	–	–		–[2]		–[2]
Realized gain	–[2]	–[2]	–[2]		–		–
Net increase	–	–	–		–		–
Net asset value at beginning of year	1.00	1.00	1.00		1.00		1.00
Net asset value at end of year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return[3]	–%[4]	–%[4]	–%[4]		–%[4]		–%[4]
Supplemental Data:
Net assets, end of year (000)	$23,997	$28,824	$31,374		$33,869		$33,396
Ratio to average net assets:
Expenses	0.08%	0.10%	0.11%		0.20%		0.56%
Expenses before waived fees and reimbursed expenses	0.85%	0.83%	0.83%		0.83%		0.81%
Net investment income	0.00%	0.00%	0.00%		0.01%		0.03%

1  Net investment income is calculated based on average shares outstanding.

2  Less than $0.005.

3  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

4  Less than 0.05%.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Investment Grade Bond Portfolio – Class O
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.26	$0.31	$0.40	$0.46	$0.53
Net gain (loss) on investments	(0.52)	0.18	0.43	0.36	1.06
Total from investment operations	(0.26)	0.49	0.83	0.82	1.59
Shareholder distributions
Net investment income	(0.32)	(0.36)	(0.42)	(0.48)	(0.57)
Realized gain	(0.07)	(0.23)	(0.14)	(0.16)	(0.07)
Net increase (decrease)	(0.65)	(0.10)	0.27	0.18	0.95
Net asset value at beginning of year	11.49	11.59	11.32	11.14	10.19
Net asset value at end of year	$10.84	$11.49	$11.59	$11.32	$11.14
Total Return[2]	(2.2%)	4.2%	7.4%	7.3%	15.5%
Supplemental Data:
Net assets, end of year (000)	$110,256	$135,591	$138,673	$138,882	$131,261
Ratio to average net assets:
Expenses	0.64%	0.63%	0.64%	0.65%	0.66%
Net investment income	2.33%	2.66%	3.40%	3.96%	4.83%
Portfolio turnover rate	49%	52%	48%	51%	58%
	Investment Grade Bond Portfolio – Advisor Class
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.23	$0.28	$0.36	$0.42	$0.49
Net gain (loss) on investments	(0.52)	0.17	0.43	0.35	1.05
Total from investment operations	(0.29)	0.45	0.79	0.77	1.54
Shareholder distributions
Net investment income	(0.28)	(0.32)	(0.38)	(0.45)	(0.53)
Realized gain	(0.07)	(0.23)	(0.14)	(0.16)	(0.07)
Net increase (decrease)	(0.64)	(0.10)	0.27	0.16	0.94
Net asset value at beginning of year	11.44	11.54	11.27	11.11	10.17
Net asset value at end of year	$10.80	$11.44	$11.54	$11.27	$11.11
Total Return[2]	(2.5%)	3.9%	7.0%	6.9%	15.2%
Supplemental Data:
Net assets, end of year (000)	$6,097	$8,638	$8,866	$7,694	$5,643
Ratio to average net assets:
Expenses	0.95%	0.93%	0.94%	0.95%	0.96%
Net investment income	2.03%	2.36%	3.10%	3.65%	4.51%
Portfolio turnover rate	49%	52%	48%	51%	58%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Asset Director Portfolio – Class O
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.34	$0.38	$0.36	$0.36	$0.38
Net gain (loss) on investments	2.96	1.37	(0.22)	1.53	3.01
Total from investment operations	3.30	1.75	0.14	1.89	3.39
Shareholder distributions
Net investment income	(0.38)	(0.42)	(0.38)	(0.36)	(0.39)
Realized gain	(0.59)	(0.11)	(0.36)	–	–
Net increase (decrease)	2.33	1.22	(0.60)	1.53	3.00
Net asset value at beginning of year	18.08	16.86	17.46	15.93	12.93
Net asset value at end of year	$20.41	$18.08	$16.86	$17.46	$15.93
Total Return[2]	18.3%	10.4%	0.8%	11.8%	26.2%
Supplemental Data:
Net assets, end of year (000)	$254,022	$241,500	$231,822	$243,308	$224,272
Ratio to average net assets:
Expenses	0.59%	0.59%	0.60%	0.61%	0.61%
Net investment income	1.75%	2.11%	2.06%	2.17%	2.73%
Portfolio turnover rate	29%	28%	24%	20%	19%
	Asset Director Portfolio – Advisor Class
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.28	$0.32	$0.31	$0.31	$0.34
Net gain (loss) on investments	2.94	1.36	(0.23)	1.51	2.98
Total from investment operations	3.22	1.68	0.08	1.82	3.32
Shareholder distributions
Net investment income	(0.32)	(0.36)	(0.32)	(0.31)	(0.35)
Realized gain	(0.59)	(0.11)	(0.36)	–	–
Net increase (decrease)	2.31	1.21	(0.60)	1.51	2.97
Net asset value at beginning of year	17.97	16.76	17.36	15.85	12.88
Net asset value at end of year	$20.28	$17.97	$16.76	$17.36	$15.85
Total Return[2]	17.9%	10.0%	0.5%	11.5%	25.8%
Supplemental Data:
Net assets, end of year (000)	$74,382	$78,400	$78,471	$73,473	$49,586
Ratio to average net assets:
Expenses	0.89%	0.89%	0.90%	0.91%	0.91%
Net investment income	1.45%	1.81%	1.77%	1.89%	2.42%
Portfolio turnover rate	29%	28%	24%	20%	19%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Socially Responsive Portfolio – Class O
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.09	$0.11	$0.07	$0.09	$0.07
Net gain (loss) on investments	2.95	0.86	(0.39)	0.84	1.92
Total from investment operations	3.04	0.97	(0.32)	0.93	1.99
Shareholder distributions
Net investment income	(0.09)	(0.11)	(0.08)	(0.09)	(0.06)
Net increase (decrease)	2.95	0.86	(0.40)	0.84	1.93
Net asset value at beginning of year	9.67	8.81	9.21	8.37	6.44
Net asset value at end of year	$12.62	$9.67	$8.81	$9.21	$8.37
Total Return[2]	31.4%	11.0%	(3.5%)	11.2%	30.9%
Supplemental Data:
Net assets, end of year (000)	$4,078	$2,576	$2,357	$2,638	$2,296
Ratio to average net assets:
Expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waived fees and reimbursed expenses	1.48%	1.68%	1.67%	3.01%	3.70%
Net investment income	0.84%	1.12%	0.78%	1.07%	0.97%
Portfolio turnover rate	11%	6%	11%	16%	7%
	Socially Responsive Portfolio – Advisor Class
	For years ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Per Share Operating Performance:
Net investment income[1]	$0.06	$0.08	$0.04	$0.07	$0.05
Net gain (loss) on investments	2.95	0.86	(0.39)	0.85	1.91
Total from investment operations	3.01	0.94	(0.35)	0.92	1.96
Shareholder distributions
Net investment income	(0.06)	(0.08)	(0.05)	(0.07)	(0.04)
Net increase (decrease)	2.95	0.86	(0.40)	0.85	1.92
Net asset value at beginning of year	9.67	8.81	9.21	8.36	6.44
Net asset value at end of year	$12.62	$9.67	$8.81	$9.21	$8.36
Total Return[2]	31.1%	10.7%	(3.8%)	10.9%	30.6%
Supplemental Data:
Net assets, end of year (000)	$3,276	$2,422	$2,441	$2,512	$2,227
Ratio to average net assets:
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waived fees and reimbursed expenses	1.80%	1.98%	1.98%	3.32%	3.98%
Net investment income	0.55%	0.82%	0.49%	0.77%	0.68%
Portfolio turnover rate	11%	6%	11%	16%	7%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

OTHER INFORMATION (unaudited)

Proxy Voting Policies and Procedures

A description of the polices and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269 (x1241). This information is also available by accessing the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269 (x1241). Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Availability of Monthly Portfolio Schedule

The Money Market Portfolio files its complete schedule of portfolio holdings with the SEC on Form N-MFP. Also the schedule of portfolio holdings can be found at www.oneamericafunds.com. The SEC filing is available upon request by calling 1-800-249-6269(x1241) or a copy of the filing can be obtained at the SEC website at www.sec.gov, or the SEC's Public Reference Room in Washington, D.C.

MANAGEMENT OF THE FUND (unaudited)

Management Information

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. Each member of the Board of Directors is responsible for 5 portfolios in the fund complex. The Directors elect the officers of the Fund to actively supervise its day-to-day activities. The Directors and officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

Board Members of the Fund

Name and Year of Birth	Current Position with the Fund	Director Since	Principal Occupation(s) During the Past 5 Years	Other Directorships held by Director
Interested Directors
Joseph E. DeGroff[1], 1953	• Chairman of the Board	11/4/2010	• Partner, Ice Miller, LLP (Law Firm) (1996 until his retirement in 12/2013)	• None
Elaine E. Bedel[1], 1952	• Director	2/22/2013	• President, Bedel Financial Consulting, Inc. (1989 to present)	• Myfinancialadvice, Inc.
Independent Directors
Gilbert F. Viets, 1943	• Chairman of the Audit Committee & Lead Independent Director	9/27/2004	• Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008)	• St. Vincent Hospital, Indianapolis
Stephen J. Helmich, 1949	• Director	12/17/2004	• President, Cathedral High School (1999 to present)	• None
Dr. James L. Isch, 1950	• Director	11/12/2009	• Chief Operating Officer, NCAA (9/2010 to present) • Interim President, NCAA (9/2009 to 9/2010) • Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	• None

1  These individuals are "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940.

MANAGEMENT OF THE FUND (unaudited) (continued)

Officers of the Fund

Name and Year of Birth	Current Position with the Fund	Officer Since	Principal Occupation(s) During the Past 5 Years
J. Scott Davison, 1964	• President	8/15/2008

• President, American United Life Insurance Company® (8/2013 to present); Executive Vice President, American United Life Insurance Company® (3/2011 to 8/2013); Chief Financial Officer, American United Life Insurance Company® (6/2004 to 3/2011)

Jennifer D. Pressley, 1972	• Treasurer	8/23/2013

• Vice President & Chief Accounting Officer, American United Life Insurance Company® (7/2013 to present); Vice President and General Internal Auditor, American United Life Insurance Company® (8/2010 to 7/2013); Senior Manager, PricewaterhouseCoopers, LLP (9/1998 to 8/2010)

Nicholas C. Slabaugh, 1982	• Assistant Treasurer	8/23/2013

• Director, Accounting, American United Life Insurance Company® (7/2013 to present); Director, Separate Accounts Administration, American United Life Insurance Company® (1/2013 to 7/2013); Manager, Internal Audit, American United Life Insurance Company® (7/2011 to 1/2013); Senior Internal Auditor, American United Life Insurance Company® (11/2010 to 7/2011); Senior Associate, PricewaterhouseCoopers, LLP (7/2008 to 11/2010)

Richard M. Ellery, 1971	• Secretary	8/24/2007	• President, OneAmerica Securities, Inc. (5/2012 to present); Associate General Counsel, American United Life Insurance Company® (1/2007 to present)
Stephen L. Due, 1977	• Assistant Secretary	11/4/2010	• Assistant General Counsel, American United Life Insurance Company® (6/2007 to present)
Susan E. Uhl, 1958	• Anti-Money Laundering Officer	5/18/2007	• Associate General Counsel, American United Life Insurance Company® (5/2013 to present); Assistant General Counsel, American United Life Insurance Company® (2007 to 5/2013)

(This Page Intentionally Left Blank)

OneAmerica® Funds, Inc.

One American Square, P.O. Box 368

Indianapolis, IN 46206-0368

(317) 285-1111

www.oneamericafunds.com

© 2012 American United Life Insurance Company®. All rights reserved. OneAmerica® and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

P-12757 12/31/13

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) There were no material amendments to the Code of Ethics in 2013.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 of this report.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as an exhibit in Item 12 of this report. It can also be found on its Internet website: www.oneamericafunds.com on the About Us page.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Audit Committee has determined that Mr. Gilbert F. Viets is the “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,200 for 2013 and $56,750 for 2012.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $17,785 for 2013 and $17,015 for 2012.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

(2) 100% of the services described in paragraphs (b) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2013.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $17,785 for 2013 and $17,015 for 2012. The non-audit fees billed by the principal accountant to the registrant’s investment adviser are $102,000 for 2013 and $111,035 for 2012.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)         The President and Treasurer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics

(a) (2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b)  Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto.

ONEAMERICA
FUNDS, INC.
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368	Phone (317) 285-1877

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		OneAmerica Funds, Inc.

By (Signature and Title)*		/s/ J. Scott Davison
J. Scott Davison, President

Date	3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ J. Scott Davison
J. Scott Davison, President

Date	3/10/14

By (Signature and Title)*	/s/ Jennifer D. Pressley
Jennifer D. Pressley, Treasurer

Date	3/10/14

* Print the name and title of each signing officer under his or her signature.